Exhibit 10.11

COMMERCIAL INDUSTRIAL LEASE
AGREEMENT
CSHV TEXAS INDUSTRIAL, LP,
LANDLORD
AND
SOUTHERN IMAGING, INC.,
TENANT

TABLE OF CONTENTS

Page No.

1.

PREMISES, TERM, INITIAL IMPROVEMENTS, ACCEPTANCE OF PREMISES

2.

RENT AND SECURITY DEPOSIT

3.

TAXES

4.

LANDLORD’S MAINTENANCE AND REPAIR OBLIGATIONS

5.

TENANT’S MAINTENANCE AND REPAIR OBLIGATIONS

6.

ALTERATIONS BY TENANT

7.

SIGNS

8.

UTILITIES

10.

SUBROGATION OF RIGHTS OF RECOVERY

11.

CASUALTY DAMAGE

12.

LIABILITY, INDEMNIFICATION, AND NEGLIGENCE

13.

USE; COMPLIANCE WITH LAWS; PARKING

14.

INSPECTION, ACCESS AND RIGHT OF ENTRY; NEW CONSTRUCTION

15.

ASSIGNMENT AND SUBLETTING

16.

CONDEMNATION

17.

SURRENDER AND REDELIVERY OF PREMISES; HOLDING OVER

18.

QUIET ENJOYMENT

19.

EVENTS OF DEFAULT

20.

REMEDIES

21.

LANDLORD’S DEFAULT AND LIMITATIONS OF LIABILITY

22.

MORTGAGES

23.

ENCUMBRANCES

27.

LANDLORD’S LIEN

25.

NOTICES

26.

HAZARDOUS WASTE

24.

MISCELLANEOUS

28.

TENANT’S ACKNOWLEDGEMENTS

EXHIBIT A

EXHIBIT B

EXHIBIT B-I

EXHIBIT C

EXHIBIT E

EXHIBIT F

LEASE AGREEMENT

This Lease Agreement (this “Lease”) is dated effective as of June 30, 2005, by and between CSHV TEXAS INDUSTRIAL, L.P., a Delaware limited partnership (“Landlord”), and SOUTHERN IMAGING, INC. (“Tenant”).

BASIC LEASE TERMS

(A)

“Base Rent” shall mean the base rent payable by Tenant during the Term, as follows:

Months	Approx. Base Rent/RSF	Monthly Base Rent
Commencement Date - Month 4	$0.00 NNN	$0.00*
Month 05 - Month 12	$4.18 NNN	$4,847.06
Month 13 — Month 24	$4.45 NNN	$5,160.15
Month 25 — Month 36	$5.00 NNN	$5,797.92
Month 37 — Month 48	$5.25 NNN	$6,087.81
Month 49 — Month 66	$5.50 NNN	$6,377.71

* Such abatement shall apply solely to payment of the monthly installments of Base Rent and Operating Expenses and shall not be applicable to separately metered utilities for the premises.  Landlord and Tenant agree that the abatement of rental is conditional.  In the event that Tenant defaults under the terms and conditions of the Lease beyond any applicable notice and cure period, all conditionally abated rental and other payments shall become fully liquidated and immediately due and payable (without limitation and in addition to any and all other rights and remedies available to Landlord provided herein or at law and in equity).

(B)

“Broker” shall mean:

Landlord’s Broker-	Holt Lunsford Commercial 5055 Keller Springs Road, Ste. 300 Addison, Texas 75001

Tenant’s Broker-	Robert Lynn Company 3030 LBJ Freeway, Ste. 1400 Dallas, Texas 75234

(C)

“Building” shall mean that certain building and other improvements having a street address of 2720 Commodore Drive, Carrollton, Texas 75007, and commonly referred to as Frankford Trade Center #9.

(D)

“Commencement Date” shall mean the later of September 1, 2005, or the Date of Substantial Completion, as set forth in the Work Letter, attached hereto as Exhibit B and incorporated herein by this reference.

(E)

“Expiration Date” shall mean the last day of the sixty-sixth (66th) full calendar month following the Commencement Date.

(F)

“Land” shall mean that certain real property on which the Building is situated.

(G)

“Landlord’s Notice Address” shall mean:

CSHV Texas Industrial, LP
c/o PRINCIPAL LIFE INSURANCE COMPANY
801 Grand Ave.
Des Moines, Iowa 50392-1370
Attn: Commercial Real Estate Equities

With a copy to:

Holt Lunsford Commercial
5055 Keller Springs Road, Ste. 300
Addison, Texas 75001
(972) 241-8300
(972) 241-7955

(H)

“Parking Spaces” shall mean Tenant’s Pro Rata Share of the parking spaces in the parking facility, if any, from time to time associated with the Building.  No parking spaces shall be designated or reserved.

(I)

“Permitted Use” shall mean receiving, storing, shipping and selling products, materials and merchandise made or distributed by Tenant.

(J)

“Premises” shall-mean that space indicated on the floor plan annexed hereto as Exhibit A and commonly numbered as 2720 Commodore of the Building, containing approximately 13,915 deemed net rentable square feet of space.

(K)

“Proportionate Share” shall mean 15.34%, based on approximately 90,691 deemed net rentable square feet of space within the Building.  Current estimate of Operating Expenses for calendar year 2005, subject to adjustment, is $1.39 per square foot of space.

(L)

“Rent Payment Address” shall mean:  To be provided to Tenant by written notice.

(M)

“Security Deposit” shall mean Seven Thousand Four Hundred Nine and Seventy-Four/100ths Dollars ($7,409.74).

(N)

“Tenant’s Notice Address” shall mean:

The Premises

With a copy to:

N/A

(O)

“Term” shall mean the period commencing on the Commencement Date and ending on the Expiration Date, being sixty-six (66) months and any partial month.

(P)

Amount due on execution of this Lease:

Item	Amount

First Installment of Base Rent	$ 4,847.06
First Installment of Operating Expenses	$ 1,611.82
Security Deposit	$ 7,409.74
Total	$13,868.62

1.

PREMISES, TERM, INITIAL, IMPROVEMENTS, ACCEPTANCE OF PREMISES

1.1

Premises.  Landlord leases to Tenant, and Tenant leases from Landlord, the Premises, for the original Term as set forth above, subject to the terms and conditions in this Lease.  “Common Areas” will mean all areas, space, facilities, and equipment (whether or not located within the Building) made available by Landlord for the common and joint use of Landlord, Tenant, and others designated by Landlord using or occupying space in the Building or on the Land to the extent that the Common Areas are not expressly made a part of the Premises, and are made available for the use of all tenants in the Building.  Landlord hereby grants Tenant a non-exclusive right to use the Common Areas during the lease Term, subject to the terms and conditions of this Lease.

1.2

Tenant’s Acceptance of Premises.  By occupying the Premises, Tenant accepts the Premises in its “AS-IS, WHERE IS” with all faults condition as of the date of Tenant’s occupancy, subject to completion of punch-lists, if any, relating to Landlord’s Work, and Landlord shall have no obligation to perform or pay for any repair or other work, other than as set forth in this Lease.

2.

RENT AND SECURITY DEPOSIT.

2.1

Rent; No Right of Offset.  The Base Rent, the Additional Rent and all other payments and reimbursements required to be made by Tenant under this Lease shall constitute “Rent.” Tenant shall make each payment of the following items of Rent when due, without prior notice, demand, deduction or offset.

2.2

Base Rent.  The first monthly installment of Base Rent, plus the other monthly charges set forth in Section 2.3, shall be due on the date Tenant signs the Lease.  Monthly installments of Base Rent shall then be due on the first day of each calendar month following the Commencement Date.  If the Term begins on a day other than the first day of a month or ends on a day other than the last day of a month, the Base Rent and Additional Rent for each partial month shall be prorated.

2.3

Additional Rent.  On the same day that Base Rent is due, Tenant shall pay as “Additional Rent” its Proportionate Share of all costs incurred in managing, operating and maintaining the Land, Building and Common Areas (collectively “Operating Expenses”).  Tenant also shall pay as “Additional Rent” its Proportionate Share of Taxes (defined in Section 3) and all late fees incurred by Tenant.

2.4

Operating Expenses Inclusions.  Operating Expenses shall include all expenses and disbursements of every kind which Landlord incurs, pays or becomes obligated to pay in connection with the management, operation and maintenance of the Building (including the associated Parking Areas as herein defined) and Land including, but not limited to, the following:  (1) Taxes (defined below) and the cost of any tax consultant employed to assist Landlord in determining the fair tax valuation of the Building and Land; (2) the cost of all utilities which are not billed separately to a tenant of the Building for above-building standard utility consumption; (3) the cost of insurance; (4) the cost of repairs and replacements; (5) property management fees and expenses, (6) landscaping installation and maintenance costs; (7) the cost of security services (if provided), sewer services (if provided), and trash services (if provided); (8) replacement reserves for capital items which reserve shall not exceed five cent per rentable square foot of the Premises per calendar year; (9) the cost of dues, assessments, and other charges applicable to the Land payable to any property or community owner association under restrictive covenants or deed restrictions to which the Premises are subject; (10) the cost of any labor-saving or energy-saving device or other equipment installed in the Building or on the Land, amortized over a period together with an amount equal to interest at an amortization rate on the unamortized balance, which calculation shall be reasonably determined by Landlord; (11) alterations, additions, and improvements made by Landlord to comply with Law (defined below); and (12) wages and salaries of personnel up to and including the level of Property Manager, provided that the wages of employees not fully devoted to the Building shall be equitably prorated by Landlord).  There shall be no duplication of costs for reimbursements in calculating Operating Expenses.

For the purpose of determining Tenant’s Proportionate Share of Operating Expenses, “controllable” Operating Expenses shall not increase by more than ten percent (10%) per year on a cumulative and compounded basis (for example, if controllable Operating Expenses are $1.00 / rsf in year one, then they shall not exceed $1.10 in year two, $1.21 in year three, $1.33 in year four and so on).  It is understood and agreed that controllable Operating Expenses shall not include trash removal, utility expenses, taxes, management fees that are based on a percentage of expenses or revenues, insurance premiums and any other cost beyond the reasonable control of Landlord.  The terms and conditions of this paragraph shall not commence until after the completion of the first full calendar year that the a tenant has occupied the Building and shall be subject to the gross-up provision set forth in Section 2.7 below.

2.5

Operating Expense Exclusions.  Operating Expenses shall not include the following:  (1) any loan costs for interest, amortization, or other payments on loans to Landlord; (2) expenses incurred in leasing or procuring tenants; (3) legal expenses other than those incurred for the general benefit of the Building’s tenants; (4) allowances, concessions, and other costs of renovating or otherwise improving space for occupants of the Building or vacant space in the Building, (5) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building; (6) rents due under ground leases; (7) costs incurred in selling, syndicating, financing, mortgaging, or hypothecating any of Landlord’s interests in the Building; and (8) wages and salaries of personnel above the level of Property Manager.

2.6

Operating Expense Calculation and Notices.  The initial monthly payments for Operating Expenses shall be calculated by taking 1/12 of Landlord’s estimate of Tenant’s Proportionate Share of Operating Expenses for a particular calendar year (or any portion of a year as determined by Landlord).  The initial monthly payments are estimates only, and shall be increased or decreased annually to reflect the projected actual Operating Expenses for a particular year.  If Landlord fails to give Tenant notice of its estimate of Tenant’s Proportionate Share of Operating Expenses in accordance with this subsection for any calendar year, then Tenant shall continue making Additional Rent payments in accordance with the estimate for the previous calendar year until a new estimate is provided by Landlord.  If during any year Landlord determines that, because of an unexpected increase in Operating Expenses or other reasons, Landlord’s estimate of Operating Expenses was too low, then Landlord shall have the right to give a new statement of the estimated Proportionate Share of Operating Expenses due from Tenant for the applicable calendar year or the balance of the estimated amount and to bill Tenant for any deficiencies which have accrued during the calendar year or any portion of the year, and Tenant shall then make monthly payments based on the new statement.  Within a reasonable time after the end of each calendar year and the Expiration Date, Landlord shall prepare and deliver to Tenant a statement showing Tenant’s actual Proportionate Share of Operating Expenses for the previous calendar year.  Unless Tenant makes written exception to any item within thirty (30) days after Landlord furnishes its annual statement of Tenant’s Additional Rent, the statement shall be considered as final and accepted by Tenant.  If Tenant’s total monthly payments of its Proportionate Share for the applicable calendar year are more than Tenant’s actual Proportionate Share of Operating Expenses, then Landlord shall retain the excess and credit the amount against Tenant’s future Additional Rent payments.  If Tenant’s total monthly payments of its Proportionate Share of Operating Expenses for any year are less than Tenant’s actual Proportionate Share of Operating Expenses for that year, Tenant shall pay the difference to Landlord within ten (10) days after Landlord’s request for payment.

2.7

Grossed-Up Operating Expenses.  In the event that the Building is not fully occupied during any year, an adjustment shall be only to those particular items of Operating Expenses that vary with the level of occupancy in the Building, as reasonably determined by Landlord, so that Tenant pays its equitable share of such expenses.  The parties acknowledge that certain most Operating Expenses do not change regardless of how much space in the Building is leased.  For example, the cost of landscaping or maintaining the roof does not vary with the level occupancy and, accordingly, is not subject to this Section 2.7.  Landlord shall not collect more from Tenant (and other tenants) than the actual expenses incurred.

2.8

Security Deposit.  Tenant shall deposit the Security Deposit with Landlord on the date this Lease is executed by Tenant, which shall be held by Landlord to secure Tenant’s obligations under this Lease.  The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages for an Event of Default (defined below).  Landlord may use any portion of the Security Deposit to satisfy Tenant’s unperformed obligations under this Lease, to reimburse Landlord for performing any such obligations or to compensate Landlord for its damages arising from Tenant’s failure to perform its obligations, without prejudice to any of Landlord’s other remedies.  If so used, Tenant shall, upon request pay Landlord an amount that will restore the Security Deposit to its original amount.  The Security Deposit shall be Landlord’s property.  Tenant shall not be entitled to interest on any security deposit amount and Landlord may commingle such Security Deposit with any other of its funds.  The unused portion of the Security Deposit will be returned to Tenant within thirty (30) days following the expiration or sooner termination of this Lease, provided that Tenant has vacated the Premises.

3.

TAXES

3.1

Real Property Taxes.  The term “Taxes” shall include all taxes, assessments and governmental charges that accrue against the Premises, the Land, and the Building, whether federal, state, county, or municipal, and whether imposed by taxing or management districts or authorities presently existing or hereafter created.  Landlord shall pay the Taxes, and Tenant shall pay Landlord for Tenants Proportionate Share of the Taxes.  If, during the Term, there is levied assessed or imposed on Landlord a capital levy or other tax directly on the Rent; or a franchise tax, assessment, levy or charge measured by or based, in whole or in pan, upon the Rent; then all such taxes, assessments, levies or charges, or any pan so measured or based, shall be included within the term “Taxes.” If the Building is occupied by more than one tenant and the cost of any improvements constructed in the Premises for Tenant is disproportionately higher than the cost of improvements constructed in the premises of other tenants of the Building, then Landlord may require that Tenant pay the amount of Taxes attributable to such improvements in addition to its Proportionate Share of other Taxes.  In determining whether the cost of any improvements constructed in the Premises for Tenant is disproportionately higher than the cost of improvements constructed in the premises of other tenants of the Building, Landlord will consider factors including, but not limited to, the following:  (1) percentage of office finish of the Premises, (2) levels of office finish, (3) air conditioning, (4) parking, (5) and other differing and distinguishing factors between the improvements constructed in the Tenants Premises and the improvements constructed in the premises of other tenants which Landlord reasonably determines impact the assessed value of the Taxes.

3.2

Personal Property Taxes.  Tenant shall before delinquency pay all taxes and assessments levied or assessed against any personal property, trade fixtures or alterations placed in or about the Premises; and upon Landlord’s request, deliver to it receipts from the applicable taxing authority or other evidence acceptable to Landlord to verify that the taxes have been paid.  If any such taxes are levied or assessed against Landlord or its property, and (1) Landlord pays them or (2) the assessed value of Landlord’s property is increased and Landlord pays the increased taxes, then Tenant shall pay to Landlord the amount of all such taxes within ten (10) days after Landlord’s request for payment.

4.

LANDLORD’S MAINTENANCE AND REPAIR OBLIGATIONS.  Landlord shall maintain the structural portions of the Building, the roof, the parking areas and the common areas of the Building in good working order and condition, and otherwise in compliance with applicable laws, subject to Tenant’s maintenance obligations and further subject to reimbursement of the cost of such maintenance in accordance with Article 3 above.  Landlord shall not be responsible for:  (1) any such maintenance (except routine maintenance) until Tenant delivers to Landlord written notice of the need for maintenance, (2) such alterations to the Building’s Structure required by law because of Tenant’s use of the Premises (all alterations shall be performed by Tenant), or (3) repairs to interior columns of the Building located within the Premises.  The Building’s structure does not include skylights, windows, glass or plate glass, doors, special storefronts or office entries, all of which shall be maintained by Tenant.  Except for maintaining the Building’s structure, Landlord shall not be required to maintain or repair at Landlord’s expense any other portion of the Premises.  LANDLORD’S LIABILITY FOR ANY DEFECTS, REPAIRS, REPLACEMENT OR MAINTENANCE FOR WHICH LANDLORD IS RESPONSIBLE UNDER THIS LEASE SHALL BE LIMITED TO THE COST OF PERFORMING SUCH WORK.

5.

TENANT’S MAINTENANCE AND REPAIR OBLIGATIONS

5.1

Tenant’s Maintenance of the Premises.  Tenant shall maintain all parts of the Premises except for maintenance work for which Landlord is expressly responsible for under Section 4 in good condition and shall promptly make all necessary repairs and replacements to the Premises.  All repairs and replacements performed by or on behalf of Tenant shall be performed in a good and workmanlike manner acceptable in all respects to Landlord, and in accordance with Landlord’s standards applicable to alterations or improvements performed by Tenant.

5.2

Tenant’s Maintenance of the Common Areas.  Tenant shall repair and pay for any damage caused by a Tenant Party (defined below) or caused by any failure by Tenant to perform obligations under this Lease.  Tenant and any Tenant Party shall not do anything that would inhibit or prevent other tenants’ use and enjoyment of the Common Areas.

5.3

HVAC System.  Landlord warrants that the HVAC system servicing the Premises shall be in good working order and condition as of the Commencement Date.  Tenant shall maintain, the heating, air conditioning, and ventilation equipment and system and the hot water equipment (collectively the “HVAC System”) in good repair and condition and in accordance with law and with the equipment manufacturers’ suggested operation/maintenance service program.  Such obligation shall include the replacement of all equipment necessary to maintain the HVAC System servicing the Premises in good working order.  Tenant shall have the benefit of all third-patty warranties applicable to the HVAC System.  Within ten (10) days after the Commencement Date, Tenant shall deliver to Landlord copies of contracts entered into by Tenant for regularly scheduled preventive maintenance and service contracts for the HVAC System, each contract in a form and substance and with a contractor reasonably acceptable to Landlord.  At least fourteen (14) days before the Expiration Date, the earlier termination of this Lease, or the termination of Tenant’s right to possess the Premises, Tenant shall deliver to Landlord a certificate from an engineer reasonably acceptable to Landlord certifying that the HVAC System is then in good repair and working order.

5.4

Landlord’s Optional Performance of Tenant’s Obligations.  Landlord has the right, but not the obligation, to perform or provide any maintenance, repairs or replacements to be performed by Tenant under Section 5 and to provide any utility service that Tenant is required to provide under Section 8 below, if Tenant fails to commence such cure within ten (10) days’ following written notice from Landlord and thereafter fails to diligently prosecute such cure to completion.  If exercises its rights under the preceding sentence, then Tenant shall reimburse Landlord for all expenses and costs incurred by Landlord in performing Tenant’s obligations plus an additional five percent (5%) of such amount to compensate Landlord for the overhead and administrative costs relating to the performance of all such obligations.

6.

ALTERATIONS BY TENANT.

6.1

No Tenant Alterations.  Tenant shall not make any changes, modifications, alterations, additions or improvements to the Premises, or install any heat or cold generating equipment, or other equipment, machinery or devices in the Premises or any other part of the Building, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

6.2

Requirements for Landlord’s Written Consent.  Landlord shall not be required to notify Tenant of whether it consents to any alterations until it has received plans and specifications which are sufficiently detailed to allow construction of the work depicted in them to be performed in a good and workmanlike manner, and Landlord has had a reasonable opportunity to review them.  Without in any way limiting Landlord’s rights to refuse its consent to Tenant’s proposed alterations, if Landlord consents in writing to Tenant’s proposed alterations, then Landlord’s consent shall be conditioned without limitation on all of the following: (1) Landlord’s approval of the contractor and such contractor’s insurance coverage, (2) Landlord’s supervision of the installation, (3) Landlords approval of final plans and specifications for the alterations, (4) the appropriate governmental agency, if any, having final and complete plans and specifications for such work, and (5) Landlord’s determination of whether any alterations to the Premises, or installations of any equipment would affect any other tenant or occupant, the Building’s systems, or the Building’s structure.  If the alterations will affect the Building’s Structure, HVAC System, or mechanical, electrical, or plumbing systems, then the plans and specifications must be prepared by a licensed engineer reasonably acceptable to Landlord.  Landlord’s approval of any plans and specifications shall not be a representation that the plans or the work depicted in them will comply with any applicable Law (defined below) or be adequate for any purpose, but shall merely be Landlord’s consent to Tenant’s installation of the alterations.  If Landlord’s consent is granted, any such alterations shall be made at Tenant’s sole cost and expense.  Upon completion of any alteration, Tenant shall deliver to Landlord accurate, reproducible “as-built” plans, if applicable.  All work performed by Tenant in the Premises, including work relating to the alterations or their repair, shall be performed in a good and workmanlike manner in accordance with Law (defined below) and with Landlord’s and Landlord’s insurance carriers’ specifications and requirements.  Tenant may erect shelves, bins, machinery and trade fixtures, provided that such items (1) do not alter the basic character of the Premises or the Building; (2) do not overload or damage the Building; and (3) may be removed without damage to the Premises.

6.3

Ownership of Alterations.  Upon the Expiration Date or earlier termination of this Lease, Tenant shall return the Premises to Landlord clean and in the condition existing at the time Tenant took possession of the Premises, except for: (1) ordinary wear and tear, (2) damage that Landlord has the obligation to repair under the terms of this Lease, (3) all changes, modifications, alterations, additions or improvements that Landlord did not require Tenant to remove at the time of consent, and (4) damage by casualty.  Except as provided below, all changes, modifications, alterations, additions or improvements and property at the Premises (including wall to wall carpeting, paneling or other wall covering and any other surface material attached to or affixed to the floor, wall or ceiling of the Premises) will remain in and be surrendered with the Premises upon the Expiration Date or earlier termination of this Lease, and Tenant waives all rights to any payment, reimbursement or compensation for the property that must remain at the Premises in accordance with this subsection.  Tenant must, however, remove from the Premises prior to the Expiration Date or earlier termination of this Lease any changes, modifications, alterations, additions or improvements that Landlord has designated for removal at the time of Landlord’s written approval of such changes, modifications, alterations, additions or improvements.  Tenant shall not be required to remove from the Premises any of the changes, modifications, alterations, additions or improvements that are constructed in the Premises with the Plans (as defined in Exhibit “B”) or those that do not require Landlord’s approval.  Tenant must promptly repair any damage to the Premises caused by its removal of personal property, changes, modifications, alterations, additions or improvements.

6.4

Construction Management Fee.  In connection with any such alteration, addition, or improvement, Tenant shall pay to Landlord a “Construction Management Fee” of five percent (5%) of all costs incurred for such work.

7.

SIGNS

7.1

Premises’ Exterior.  Tenant shall not without Landlord’s prior written consent, which consent shall not be unreasonably withheld, (1) make any changes to the exterior of the Premises or the Building, (2) install any exterior lights, decorations, balloons, flags, pennants, banners or paintings, (3) erect or install any signs, windows, blinds, draperies, window treatments, bars, security installations, or door lettering, decals, window or glass-front stickers, placards, decorations or advertising media of any type that is visible from the exterior of the Premises.  Landlord shall not be required to notify Tenant in writing of whether it consents to any sign until Landlord has had reasonable opportunity to review detailed, to-scale drawings specifying the design, material composition, color scheme, and method of installation.

7.2

Sign Requirements.  Signs and lettering will generally be as reflected in Exhibit E, if applicable.  Tenant shall erect any signs in accordance with the plans and specifications, in a good and workmanlike manner, in accordance with all Laws and architectural guidelines in effect for the area in which the Building is located and will obtain all requisite approvals (the “Sign Requirements”), and in a manner so as not to unreasonably interfere with the use of the Building grounds while such construction is taking place; thereafter, Tenant shall maintain the sign in a good, clean, and safe condition in accordance with the Sign Requirements.

7.3

Sign Removal.  After the Expiration Date or earlier termination of this Lease or after Tenant’s right to possess the Premises has been terminated pursuant to Section 20, Landlord may require that Tenant remove the sign by delivering to Tenant written notice within thirty (30) days after the termination of the Lease.  If Landlord so requests, Tenant shall within ten (10) days after Tenant’s receipt of the notice remove the sign, repair all damage caused by the sign and its installation and removal, and restore the Building to its condition before the installation of the sign including, but not limited to, making the following restoration and repair work: hole punching, electrical work, and repair of Building exterior discoloring or fading made noticeable by removal of the signage.  If Tenant fails timely to remove the sign and perform the repair work, Landlord may, at Tenant’s expense, remove the sign, perform the related restoration and repair work, and dispose of the sign in any manner Landlord deems appropriate.

8.

UTILITIES.  Tenant shall obtain and pay for all water, gas, electricity, heat, telephone, sewer, sprinkler charges and other utilities and services used at the Premises, together with any taxes, penalties, surcharges, maintenance charges, and similar charges pertaining to Tenant’s use of the Premises.  Tenant shall heat the Premises as necessary to prevent any freeze damage to the Premises or any portion.  Tenant’s use of electric current shall at no time exceed the capacity of the feeders or lines to the Building or the risers or wiring installation of the Building or the Premises.  Landlord may, at Tenant’s expense, separately meter and bill Tenant directly for its use of any such utility service, in which case the amount separately billed to Tenant for Building standard utility service shall not be duplicated in Tenant’s obligation to pay Additional Rent under Section 2.3.  Landlord shall not be liable for any interruption or failure of utility service to the Premises, and Tenant shall not be entitled to any abatement or reduction of Rent by reason of any interruption or failure of utilities or other services to the Premises.  Any interruption or failure in any utility or service shall not be construed as an eviction, constructive or actual of Tenant or as a breach of the implied warranty of suitability, and shall not relieve Tenant from the obligation to perform any covenant or agreement under this Lease.  In no event shall Landlord be liable for damage to persons or property, including, without limitation, business interruption, damages, or shall Landlord be in default under this Lease, as a result of any such interruption or failure.  All amounts due from Tenant under this Section 8 shall be payable within ten (10) days after Landlord’s request for payment.

9.

INSURANCE.

9.1

Tenant’s Insurance.  Tenant shall, during the Lease Term, procure at its expense and keep in force the following insurance:

9.1.1

Commercial General Liability Insurance.  Commercial general liability insurance naming Landlord, Landlord’s Mortgagee (defined below), and Property Manager as additional insureds and loss payees against any and all claims for bodily and property damage occurring in or about the Premises arising from or in connection with Tenant’s use or occupancy of the Premises.  The insurance policy or policies shall have a combined single limit of not less than Two Million Dollars ($1,000,000) per occurrence with a Three Million Dollar ($2,000,000) aggregate limit and excess umbrella liability insurance in the amount of Three Million Dollars ($2,000,000).  If Tenant has other locations that it owns or leases, the policy shall include an aggregate limit per location endorsement.  The liability insurance shall be primary and not “contributing to” any insurance available to Landlord, and Landlord’s insurance shall be in excess of all of Tenant’s insurance.  In no event shall the limits of Tenant’s insurance limit its liability under this Lease.  Landlord recommends that Tenant also keep in force business interruption and/or business income insurance covering, among other things, the payment of Tenant’s continuing rental expenses for a period of up to twelve (12) months that may occur as a result of loss or damage to the Building caused by an insured peril: this policy or policies should name Tenant and Guarantor as insured and must also name Landlord, Property Manager and Landlord’s Mortgagees (defined below) as additional insureds (endorsement form CG 2026 1185, or its equivalent) and loss payees, and must contain a mortgagee clause in favor of Landlord’s designated mortgagees, and Tenant waives all claims against Landlord that could have been covered had Tenant carried such a policy.  Tenant shall also keep in force all other insurance that Landlord reasonably deems to be necessary and prudent or that is required by Landlord’s beneficiaries or mortgagees of any deed of trust or mortgage encumbering the Premises, the Building, or the Land.

9.1.2

Property Insurance.  Property insurance insuring: 1) all fixtures, alterations, additions, partitions, improvements and equipment installed in the Premises, 2) trade fixtures, 3) inventory, and 4) personal property located on or in the Premises for perils covered by the causes of loss - special form (all risk), including coverage for flood, earthquake and damages from any boiler and machinery, if applicable.  The insurance shall be written on a replacement cost basis in an amount equal to one hundred percent of the full replacement value of the aggregate of the foregoing.

9.1.3

Workers’ Compensation Insurance.  Workers’ compensation insurance in accordance with the Laws of the State of Texas.

9.2

Standard of Tenant’s Insurance.  Each policy required to be maintained by Tenant shall be with companies rated A-X or better in the most current issue of Best’s Insurance Reports and will contain endorsements that (1) such insurance may not lapse with respect to Landlord or its Property Manager or be canceled or amended with respect to Landlord or its Property Manager without the insurance company’s giving Landlord and its Property Manager at least thirty (30) days prior written notice of every cancellation or amendment, (2) Tenant shall be solely responsible for payment of premiums, (3) in the event of payment of any loss covered by any policy, Landlord or Landlord’s designees shall be paid first by the insurance company for Landlord’s loss and Tenant’s insurance shall be primary in the event of overlapping coverage with insurance which may be carried by Landlord.  Insurers shall be licensed to do business in the state in which the Premises are located and domiciled in the United States.  Any deductible amounts under any required insurance policies shall not exceed $10,000.  Tenant shall deliver to Landlord copies of certificates of insurance, and certified copies of the policies when requested by Landlord.  Tenant shall have the right to provide insurance in a “blanket” policy, if the required blanket policy expressly provides coverage to the Premises and to Landlord as required by this Lease.

9.3

Landlord’s Rights.  In the event Tenant does not purchase the insurance required by this Lease or keep any required insurance in full force and effect.  Landlord may, but shall not be obligated to, purchase the necessary insurance and pay the premium.  Tenant shall repay to Landlord, as Additional Rent, the amount so paid promptly upon demand.  In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all expenses, including attorneys’ fees, litigation expenses, and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain any insurance.

9.4

Landlord’s Insurance.  Landlord shall, during the Lease Term, procure and keep in force the following insurance, the cost of which shall be deemed as Additional Rent payable, by Tenant pursuant to Article 4 above:

1.

Property insurance insuring the building and improvements and rental value insurance for perils covered by the causes of loss-special form (all risk) and in addition coverage for flood, earthquake and boiler and machinery (if applicable).  Such coverage (except for flood and earthquake) shall be written on a replacement cost basis equal to one hundred percent (100%) of the full insurable replacement value of the foregoing and shall not cover Tenant’s equipment, trade fixtures, inventory, fixtures or personal property located on or in the Premises.

2.

Commercial general liability insurance against any and all claims for bodily injury and property damage occurring in or about the Building or the Land.  Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit.

3.

Such other insurance as Landlord deems necessary and prudent or required by Landlord’s beneficiaries or mortgages of any deed of trust or mortgage encumbering the Premises.

10.

SUBROGATION OF RIGHTS OF RECOVERY.  LANDLORD AND TENANT MUTUALLY WAIVE THEIR RESPECTIVE RIGHTS OF RECOVERY AGAINST EACH OTHER FOR ANY LOSS OF, OR DAMAGE TO, EITHER PARTY’S PROPERTY, TO THE EXTENT THAT THE LOSS OR DAMAGE IS INSURED UNDER AN INSURANCE POLICY REQUIRED UNDER THIS LEASE TO BE IN EFFECT AT THE TIME OF THE LOSS OR DAMAGE.  Each party shall obtain any special endorsements, if required by its insurer, under which the insurer shall waive its rights of subrogation against the other party.  The provisions of this Section 10 shall not apply in those instances in which waiver of subrogation would cause either party’s insurance coverage to be voided or otherwise made uncollectible.  Notwithstanding the foregoing, Landlord’s waiver of liability under this Section 10 shall not apply to Landlord’s right to seek compensation from Tenant or any Tenant Party for any deductible amounts under Landlords insurance.

11.

CASUALTY DAMAGE.

11.1

Casualty.  Tenant immediately shall give written notice to Landlord of any damage to the Premises, the Building, or the Land.  If the Premises, the Building, or the Land are totally destroyed by an insured peril, or so damaged by an insured peril that, in Landlord’s estimation, rebuilding or repairs cannot be substantially completed (exclusive of leasehold improvements Tenant makes) within one hundred eighty (180) days after the date of Landlord’s actual knowledge of the damage, then Landlord may terminate this Lease by delivering to Tenant written notice of termination within thirty (30) days after the damage.  If the Premises, the Building, or the Land are totally destroyed by an insured peril, or so damaged by an insured peril that, in Landlord’s estimation, rebuilding or repairs cannot be substantially completed (exclusive of leasehold improvements Tenant makes) within one hundred eighty (180) days after the date of Landlord’s actual knowledge of the damage, then Landlord may, at its expense, relocate Tenant to space reasonably comparable to the Premises, provided that Landlord notifies Tenant of its intention to do so in a written notice delivered to Tenant within thirty (30) days after the damage.  Such relocation may be for a portion of the remaining Term or the entire Term.  Landlord shall complete any such relocation within ninety (90) days after Landlord has delivered such written notice to Tenant.  If the Premises, the Building, or the Land are totally destroyed by an insured peril, or so damaged by an insured peril that, in Landlord’s estimation, rebuilding or repairs cannot be substantially completed (exclusive of leasehold improvements Tenant makes) within one hundred eighty (180) days after the date of Landlord’s actual knowledge of the damage, and if Landlord does not elect to relocate Tenant following such damage to the Premises or the Building, and a Tenant Party did not cause such damage, then Tenant may terminate this Lease by delivering to Landlord written notice of termination within (15) days following the date on which Landlord notifies Tenant in writing of the estimated time for the restoration.

11.2

Restoration of Premises.  Subject to Section 11.3, if this Lease is not terminated under Section 11.1, (or if the Building or the Premises are damaged but not totally destroyed by any insured peril, and in Landlord’s estimation, rebuilding or repairs can be substantially completed within one hundred eighty (180) days after the date of Landlord’s actual knowledge of such damage, this Lease shall not terminate), then Landlord shall restore the Premises to substantially its previous condition, except that Landlord shall not be required to rebuild, repair or replace any part of the alterations, other improvements, or personal property required to be covered by Tenant’s insurance under Section 9.

11.3

Rent Abatement.  If the Premises is untenantable, in whole or in part, then the Rent for that period shall be reduced to such extent as may be fair and reasonable under the circumstances; provided, however, Rent shall not abate (except to the extent Landlord receives insurance proceeds) and Tenant may not terminate the Lease if a Tenant Party caused the damage.

11.4

Insurance.  If the Premises are destroyed or substantially damaged by any peril not covered by the insurance maintained by Landlord, or any Landlord’s Mortgagee (defined below) requires that insurance proceeds be applied to the indebtedness secured by its Mortgage (defined below) or to the Primary Lease (defined below) obligations, or the insurance proceeds available to Landlord to restore the building are insufficient in Landlord’s opinion, then Landlord may terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days of the later of the date upon which any destruction or damage incurred, or the date upon which Landlord learns there are not enough insurance proceeds, or Landlord learns of any such requirement by any Landlord’s Mortgagee, as applicable.  In the event Landlord terminates the Lease, all rights and obligations hereunder shall cease and terminate, except for any liabilities of Tenant, which accrued before the Lease terminates.

12.

LIABILITY, INDEMNIFICATION, AND NEGLIGENCE.

12.1

TENANT’S INDEMNITY OF LANDLORD.  SUBJECT TO SECTION 12.2, TENANT SHALL INDEMNIFY, DEFEND, AND HOLD HARMLESS THE INDEMNIFIED PARTIES (AS DEFINED IN SECTION 27.1) FROM AND AGAINST ALL FINES, SUITS, LOSSES, COSTS, LIABILITIES, CLAIMS, DEMANDS, ACTIONS AND JUDGMENTS OF EVERY KIND OR CHARACTER, RELATING DIRECTLY OR INDIRECTLY TO (1) TENANT’S FAILURE TO PERFORM ITS COVENANTS UNDER THIS LEASE, (2) THE ACTS OR OMISSIONS OF A TENANT PARTY (DEFINED BELOW IN SECTION 27.1) OR ANY OTHER PERSON ENTERING UPON THE PREMISES OR COMMON AREAS UNDER OR WITH A TENANT PARTY’S EXPRESS OR IMPLIED INVITATION OR PERMISSION, (3) THE OCCUPANCY OR USE OF THE PREMISES BY A TENANT PARTY, OR (4) ANY OCCURRENCE IN THE PREMISES, HOWEVER CAUSED, OR SUFFERED BY, RECOVERED FROM OR ASSERTED AGAINST ANY INDEMNIFIED PARTIES BY A TENANT PARTY.  INDEMNIFICATION OF THE

INDEMNIFIED PARTIES BY TENANT SHALL NOT APPLY TO THE EXTENT SUCH LOSS, DAMAGE, OR INJURY IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE INDEMNIFIED PARTIES.

12.2

LIABILITY.  THE INDEMNIFIED PARTIES (AS DEFINED IN SECTION 27.1) SHALL NOT BE LIABLE TO THE TENANT PARTIES FOR ANY INJURY TO OR DEATH OF ANY PERSON OR PERSONS OR THE DAMAGE TO OR THEFT, DESTRUCTION, LOSS, OR LOSS OF USE OF ANY PROPERTY OR INCONVENIENCE (COLLECTIVELY AND INDIVIDUALLY A “LOSS”) CAUSED BY CASUALTY, THEFT, FIRE, THIRD PARTIES, REPAIR, OR FAILURE TO REPAIR, OR ALTERATION OF ANY PART OF THIS BUILDING, OR ANY OTHER CAUSE, TO THE EXTENT NOT OTHERWISE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE INDEMNIFIED PARTIES.

12.3

LANDLORD’S INDEMNIFICATION.  SUBJECT TO SECTION 12.4 BELOW, LANDLORD AGREES TO INDEMNIFY, DEFEND AND HOLD TENANT AND ITS OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES HARMLESS FROM AND AGAINST ALL LIABILITIES, LOSSES, DEMANDS, ACTIONS, EXPENSES OR CLAIMS, INCLUDING REASONABLE ATTORNEYS’ FEES AND COURT COSTS BUT EXCLUDING CONSEQUENTIAL DAMAGES, FOR INJURY TO OR DEATH OF ANY PERSON OR FOR DAMAGE TO ANY PROPERTY TO THE EXTENT SUCH ARE DETERMINED TO BE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD, ITS AGENTS, EMPLOYEES, OR CONTRACTORS IN OR ABOUT THE PREMISES OR BUILDING.  NONE OF THE EVENTS OR CONDITIONS SET FORTH IN THIS PARAGRAPH SHALL BE DEEMED A CONSTRUCTIVE OR ACTUAL EVICTION OR ENTITLE TENANT TO ANY ABATEMENT OR REDUCTION OF RENT.

12.4

LIMITATION OF LIABILITY.  IN CONSIDERATION OF THE BENEFITS ACCRUING HEREUNDER, TENANT AND ALL SUCCESSORS AND ASSIGNS COVENANT AND AGREE THAT, THE LIABILITY OF LANDLORD TOA TENANT PARTY FOR ANY DEFAULT BY LANDLORD SHALL BE LIMITED TO ACTUAL AND DIRECT DAMAGES.  IN NO EVENT SHALL LANDLORD BE LIABLE TO A TENANT PARTY FOR ANY CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.  IN THE EVENT OF ANY ACTUAL OR ALLEGED FAILURE, BREACH OR DEFAULT HEREUNDER BY LANDLORD, TENANTS EXCLUSIVE AND SOLE REMEDY SHALL BE AN ACTION FOR DAMAGES.  SHOULD A TENANT PARTY RECOVER A MONEY JUDGMENT AGAINST LANDLORD, THE TENANT PARTY AGREES THAT SUCH MONEY JUDGMENT SHALL BE SATISFIED SOLELY BY LANDLORD’S INTEREST IN THE PREMISES AND BUILDING (AND ANY CONDEMNATION AWARDS, INSURANCE PROCEEDS, AND RENTAL INCOME APPLICABLE TO THE BUILDING), AS THE SAME MAY THEN BE ENCUMBERED, AND LANDLORD, ITS AFFILIATES, PARTNERS, OFFICERS, DIRECTORS, SHAREHOLDERS, AND EMPLOYEES SHALL NOT BE LIABLE OTHERWISE FOR ANY OTHER CLAIM ARISING OUT OF OR RELATING TO THIS LEASE.

12.5

Survival.  The provisions of this Section 12 shall survive the expiration or earlier termination of this Lease.

13.

USE; COMPLIANCE WITH LAWS; PARKING.

13.1

Permitted Use.  The Premises shall be used only for the Permitted Use and for no other purpose without Landlord’s prior written consent, which consent shall not be unreasonably withheld.  Without limitation to the generality of the foregoing, the Premises shall not be used for:  (i) retail sales, (ii) living or sleeping quarters or a residence, (iii) any use which is disreputable, (iv) an escort service, a massage parlor or spa, blood bank, abortion clinic, or for the sale, distribution or display (electronically or otherwise) of materials or merchandise of a pornographic nature or merchandise generally sold in an adult book or adult videotape store (which are defined as stores in which any portion of the inventory is not available for sale or rental to children under 18 years old because such inventory explicitly details with or depicts human sexuality), or (v) receiving, storing or handling any product, material or merchandise that is explosive or highly inflammable or hazardous or would violate any provision in

Section 26 Tenant shall not sell, display, transmit or distribute (electronically or otherwise) materials or merchandise of a pornographic nature or merchandise generally sold in an adult book or adult video tape store (as defined above).  Outside storage, including without limitation, storage in non-operative or stationary trucks, trailers and other vehicles, and vehicle maintenance or repair is prohibited without Landlord’s prior written consent, which consent shall not be unreasonably withheld.  Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, light, noise or vibrations to emanate from the Premises; nor commit, suffer or permit any waste in or upon the Premises: nor at any time sell, purchase or give away or permit the sale, purchase or gift of food in any form by or to any of Tenants agents or employees or other parties in the Premises, except through vending machines in employees’ lunch or rest areas within the Premises for use by Tenant’s employees only; nor take any other action that would constitute a public or private nuisance or would disturb the quiet enjoyment of any other tenant of the Building, or unreasonably interfere with, or endanger Landlord or any other person; nor permit the Premises to be used for any purpose or in any manner that would (1) void the insurance thereon, (2) increase the insurance risk, (3) cause the disallowance of any sprinkler credits, (4) violate any Law (defined below) including, but not limited to, any zoning ordinance, or (5) be dangerous to life, limb or property.  Tenant shall pay to Landlord on demand any increase in the cost of any insurance on the Premises or the Building incurred by Landlord, which is caused by Tenant’s use of the Premises or because Tenant vacates the Premises, and acceptance of such payment shall not constitute a waiver of any of Landlord’s other rights or remedies nor a waiver of Tenant’s duty to comply herewith.

13.2

Compliance with Laws.  Tenant shall be solely responsible for satisfying itself and Landlord that the Permitted Use will comply with all applicable Laws.  Tenant shall, at its sole cost and expense, be responsible for complying with all Laws (defined below) and Rules and Regulations (defined below) applicable to the use, occupancy, and condition of the Premises.  Tenant shall promptly correct any violation of a Law, or Rules or Regulations with respect to the Premises.  Tenant shall comply with any direction of any governmental authority having jurisdiction which imposes any duty upon Tenant or Landlord with respect to the Premises, Building, and/or Land, or with respect to the occupancy or use thereof.

13.3

Compliance with Rules and Regulations.  Tenant will comply with such rules and regulations (the “Rules and Regulations”) generally applying to tenants in the Building as may be adopted from time to time by Landlord for the management, cleanliness of, and the preservation of good order and protection of the Premises, the Building and the Land.  Future Rules and Regulations shall not be effective until written notice thereof is sent to Tenant and future changes to the Rules and Regulations shall not materially and adversely affect Tenant’s rights specifically granted in this Lease.  A current copy of the Rules and Regulations applicable to the Building is attached hereto as Exhibit C.  Landlord hereby reserves all rights necessary to implement and enforce the Rules and Regulations and each and every provision of this Lease.

13.4

Parking.  Tenant and its employees, agents and invitees shall have the non-exclusive right to use, in common with others, its proportionate share of such parking areas associated with the Building which Landlord has designated for such use (the “Parking Areas”), subject to (1) such Rules and Regulations (as defined herein) as Landlord may promulgate from time to time and (2) rights of ingress and egress of other tenants and their employees, agents and invitees.  Landlord does not reserve or allocate parking spaces at the Premises nor guarantee its availability on a daily basis.  Tenant shall take reasonable measures to ensure that its employees, agents and invitees do not occupy more than Tenant’s proportionate share of the above-referenced parking areas.  Tenant shall only permit parking by its employees, agents or invitees of appropriate vehicles in appropriate designated Parking Areas.  Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties.

14.

INSPECTION; ACCESS AND RIGHT OF ENTRY; NEW CONSTRUCTION.  Upon twenty-four hours prior verbal notice to Tenant (except in the event of an emergency), without being deemed or construed as committing an actual or constructive eviction of Tenant and without abatement of Rent, Landlord and Landlord’s agents and representatives may enter the Premises during business hours to inspect the Premises: to make such repairs as may be required or permitted under this Lease; to perform any unperformed obligations of Tenant hereunder, and to show the Premises to prospective purchasers, mortgagees, ground lessors, and, during the last six (6) months of the Term, tenants.  Landlord shall use commercially reasonable efforts to minimize interference with the operation of Tenant’s business from the Premises during any such entry; however, Tenant hereby waives any claim for damages for any injury or inconvenience or interference with Tenants business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.  Landlord shall have the right to use any and all means which Landlord may deem proper to enter the Premises in an emergency without liability therefor.  During the last six (6) months of the Term, Landlord may erect a sign on the Premises indicating that the Premises are available.  Furthermore, Landlord hereby reserves the right and at all times shall have the right to repair, change, redecorate, alter, improve, modify, renovate, enclose or make additions to any part of the Building, Building’s Structure, Common Areas or the Land, to enclose and/or change the arrangement and/or location of driveways or Parking Areas or landscaping or other Common Areas; and to construct new improvements on adjacent parcels of land, all.  Tenant agrees, without having committed an actual or constructive eviction of Tenant or breach of the implied warranty of suitability and without an abatement of Rent (the “Reserved Right”).  When exercising the Reserved Right, Landlord will use reasonable efforts not to substantially interfere with Tenant’s use and occupancy of the Premises.

15.

ASSIGNMENT AND SUBLETTING.

15.1

Transfers.  Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld: (1) advertise that any portion of the Premises is available for lease or cause or allow any such advertisement, (2) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (3) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (4) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (5) sublet any portion of the Premises, (6) grant any license, concession, or other right of occupancy of any portion of the Premises, or (7) permit the use of the Premises by any parties other than Tenant (any of the events listed in Sections 15.1 (1) through (7) being a “Transfer”).  Notwithstanding the foregoing, provided that Tenant remains liable on this Lease, provides Landlord with prior written notice and names of the applicable transferee, and Tenant is not then in default, then the following transfers will not require Landlord’s prior consent: (i) a transfer to any entity which is wholly owned by Tenant; (ii) a transfer to any entity which owns all of the outstanding ownership interests of Tenant (“Parent”); (iii) a transfer to any entity which is wholly owned by Tenant’s Parent (iv) a transfer to any entity which merges with Tenant or purchases substantially all of Tenant’s assets, provided that such transferee or surviving corporation has a net worth at least as favorable as Tenant; or (v) a transfer over a nationally-recognized stock exchange.

15.2

Landlord’s Written Consent Requirements.  If Tenant requests Landlord’s consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee’s creditworthiness and character.  In determining whether Landlord shall consent to any proposed assignment or subletting of the Premises, Landlord may consider any factors it reasonably deems appropriate, including, without limitation: (1) creditworthiness (publicly traded debt quality (Baa2 or BBB- or higher, as rated by Moody’s and Standard & Poor respectively), and tangible net worth, financial condition, and operating performance, greater than or equal to the tangible net worth, financial condition, and operating performance of the Tenant and the Guarantor of Tenant’s obligations hereunder), (2) reputation in the business community, (3) type of use, (4) affect on other tenants and occupants of the Building, and (5) proposed use.  Tenant shall pay to Landlord a transfer request fee of Five Hundred Dollars ($500.00) which Tenant will submit to Landlord along with its written request for review of the proposed assignment or subletting, regardless of whether Landlord subsequently grants its approval of the proposed assignment or subletting.

15.3

Obligations of Tenant and Proposed Transferee.  If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement, in a form satisfactory to Landlord, whereby the proposed transferee expressly assumes the Tenant’s obligations hereunder (however, in the event of transfer of less than all of the space in the Premises the proposed transferee shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant).  Landlord’s consent to a Transfer shall not release any Guarantor of Tenant’s obligations hereunder nor release Tenant from performing its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable.  No such Transfer shall constitute a novation.  Landlord’s consent to any Transfer shall not waive Landlord’s rights as to any subsequent Transfers.  If a default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Tenant’s Rent obligations.  Tenant authorizes its transferees to make payments of Rent directly to Landlord upon receipt of notice from Landlord to do so.  If Landlord should fail to notify Tenant in writing of its decision within the thirty (30) day period after Landlord’s receipt of Tenant’s written request for Landlord’s consent to a Transfer, then Landlord shall be deemed to have refused to consent to the proposed Transfer and to have elected to keep this Lease in full force and effect.

15.4

Landlord’s Recapture Right.  Within ten (10) business days after Landlord’s receipt of Tenant’s submission of Tenant’s written request for Landlord’s consent to a Transfer, Landlord shall have the option (without limiting Landlord’s other rights under this Lease) of terminating this Lease (or, as to a subletting or assignment, terminate this Lease as to the portion of the Premises proposed to be sublet or assigned) upon the date that the proposed Transfer was to be effective, unless Tenant revokes its request to Transfer within five (5) business days following Landlord’s exercise of its recapture rights.  If Landlord terminates this Lease as to all or any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer.  Thereafter, Landlord may lease all or such portion of the Premises to the prospective transferee (or to any other person or entity) without liability to Tenant.

15.5

Excess Rent.  Notwithstanding anything to the contrary contained in Section 15 of this Lease, Tenant hereby assigns, transfers and conveys fifty percent (50%) of all consideration received by Tenant under any Transfer, which is in excess of the Rent payable by Tenant under this Lease and Tenant shall hold such amounts in trust for Landlord and pay them to Landlord within ten (10) days after receipt.  When determining excess amounts, customary and reasonable costs incurred by Tenant, such as marketing expenses shall be taken into consideration.

16.

CONDEMNATION.  If more than twenty percent (20%) of the Premises is taken for any public or quasi-public use by right of eminent domain or private purchase in lieu thereof (a “Taking”), and the Taking prevents or materially interferes with the use of the remainder of the Premises for the purpose for which they were leased to Tenant, either party may terminate this Lease by delivering to the other written notice thereof within thirty (30) days after the Taking, in which case Rent shall be abated during the unexpired portion of the Term, effective on the date of such Taking.  If (1) less than twenty percent (20%) of the Premises are subject to a Taking, or (2) the Taking does not prevent or materially interfere with the use of the remainder of the Premises for the purpose for which they were leased to Tenant, then neither party may terminate this Lease, but the Rent payable during the unexpired portion of the Term shall be reduced to such extent as may be fair and reasonable under the circumstances.  All compensation awarded for any Taking shall be the property of Landlord, and Tenant hereby assigns any interest it may have in any such award to Landlord: however, Landlord shall have no interest in any separate award made to Tenant (which does not reduce Landlord’s award) for loss of Tenant’s business or goodwill, for the taking of Tenant’s trade fixtures, or on account of Tenant’s moving and relocation expenses and depreciation to and removal of Tenant’s physical personal property, if a separate award for such items is made to Tenant.

17.

SURRENDER AND REDELIVERY OF PREMISES: HOLDING OVER.

17.1

Surrender and Redelivery of Premises.  No act by Landlord shall be an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid, unless it is in writing and signed by Landlord.  Tenant’s delivery of the keys or access cards to Property Manager or any agent or employee of Landlord shall not operate as a termination of this Lease or a surrender of the Premises.

17.1.1

Joint Inspection.  Tenant shall notify Landlord in writing of its intention to vacate the Premises at least sixty (60) days before Tenant will vacate the Premises; such notice shall specify the date on which Tenant intends to vacate the Premises (the “Vacation Date”), which date shall not be after the Expiration Date.  At least thirty (30) days before the Vacation Date, Tenant shall arrange to meet with Landlord for a joint inspection of the Premises.  After such inspection, Landlord shall prepare a list of items that Tenant must perform before the Vacation Date.  If Tenant fails to arrange for such inspection, then Landlord may conduct such inspection and Landlord’s determination of the work Tenant is required to perform before the Vacation Date shall be conclusive.  If Tenant fails to perform such work before the Vacation Date, then Landlord may perform such work at Tenant’s cost.  Tenant shall pay all cost incurred by Landlord in performing such work within ten (10) days after Landlord’s request thereof.

17.1.2

Tenant’s Payment Obligations.  Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant’s obligation hereunder for Operating Expenses for the year in which the Term ends.  All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord or with any excess to be returned to Tenant after all such obligations have been determined and satisfied as the case may be.  Any Security Deposit held by Landlord may be credited against the amount due by Tenant under this Section 17.

17.1.3

Condition of Premises.  After the Expiration Date or earlier termination of this Lease, or the termination of Tenant’s right to possess the Premises, Tenant shall (1) deliver to Landlord the Premises in a safe, “broom clean,” neat, sanitary, and operational condition with all improvements and alterations as set forth in Section 6.4 located thereon in good repair and condition, reasonable wear and tear excepted (subject, however, to Tenant’s maintenance obligations), and with the HVAC System, lights and light fixtures (including ballasts), and overhead doors and related equipment in good working order, (2) deliver to Landlord the Premises with steam cleaned carpets and with concrete floors in the warehouse and manufacturing areas which have been sealed, (3) deliver to Landlord all keys and parking and access cards to the Premises, and (4) remove all signage placed on the Premises, the Building, or the Land by or at Tenant’s request.  All fixtures, alterations, additions, and improvements (whether temporary or permanent) shall be Landlord’s property and shall remain on the Premises, unless removal was required as a condition to Landlord’s consent thereto.  Notwithstanding the foregoing, Tenant shall remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord).  All items not so removed shall, at the sole option of Landlord, be deemed abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items, and Tenant shall pay for the costs incurred by Landlord in connection therewith.  All work required of Tenant under this Section 17 shall be coordinated with Landlord and be done in a good and workmanlike manner, in accordance with all Laws (defined below), and so as not to damage the Building or unreasonably interfere with other tenants’ use of their premises.  Tenant shall, at its expense, repair all damage caused by any work performed by Tenant under this Section 17, provided that in the case of alterations or improvements that Tenant is required to remove, Tenant shall restore the Premises to the condition existing prior to the installation of such alterations.  If Tenant fails to perform work under this Section 17, Tenant shall pay all costs incurred by Landlord in performing such work within ten (10) after Landlord’s request thereof.

17.2

Holding Over.  If a Tenant Party fails to vacate the Premises after the Expiration Date or earlier termination of this Lease, then a Tenant Party’s possession of the Premises shall constitute and be construed as a tenancy at will only, subject, however, to all of the terms, provisions, covenants and agreements on the part of Tenant under this Lease, and such Tenant Party shall be subject to immediate eviction and removal: Tenant or any such Tenant Party covenants and agrees to pay Landlord, in addition to the other Rent due hereunder, if any, as Rent for the period of such holdover a prorated daily Base Rent equal to the sum of one hundred fifty percent (150%) of the daily Base Rent plus one hundred percent of the Additional Rent payable during the last month of the Term.  Tenant’s possession of the Premises after the Expiration Date or earlier termination of this Lease shall immediately constitute an Event of Default under Section 19.5 herein.  Tenant will vacate the Premises and deliver same to Landlord immediately upon Tenant’s receipt of notice from Landlord to so vacate.  No holding over by a Tenant Party (whether with or without the consent of Landlord), and no payments of money by Tenant to Landlord after the end of the Term, shall operate to reinstate, continue or extend the Term, and no extension of this Term shall be valid unless evidenced by a writing signed by both Landlord and Tenant.  No payments of money by Tenant (other than the holdover rent accruing during such holdover period paid in accordance with the provisions of this Section 17) to Landlord after the Expiration Date or earlier termination of this Lease shall constitute full payment of Rent under the terms of this Lease.  Tenant shall be liable for all damages resulting from a Tenant Party’s holding over.

18.

QUIET ENJOYMENT.  Provided Tenant has fully performed its obligations under this Lease, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any partyclaiming by, through or under Landlord, but not otherwise, subject, however, to all of the provisions of this Lease and all Laws (defined below), liens, encumbrances and restrictive covenants to which the Land is subject.  Landlord shall not be responsible for the acts or omissions of any other tenant or third party that may interfere with Tenant’s use and enjoyment of the Premises.

19.

EVENTS OF DEFAULT.  Each of the following events shall constitute an “Event of Default” under this Lease:

19.1

Monetary Default: Failure to Pay Rent.  Tenant fails to pay Rent when due or any payment or reimbursement required under this Lease or under any other lease with Landlord when due; provided, however, Tenant shall be entitled to notice and a five (5) day cure period on two (2) occasions during any twelve (12) month period before Tenant shall be deemed to be in default under this Section.

19.2

Bankruptcy; Insolvency.  The filing of a petition by or against Tenant or any Guarantor of Tenant’s obligations hereunder (I) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any debtor relief Law; (3) for the appointment of a liquidator, receiver, trustee, custodian, or similar official for all or substantially all of Tenant’s property or for Tenant’s interest in this Lease; or (4) for reorganization or modification of Tenant’s capital structure (however, if any such petition is filed against Tenant, then the filing of such petition shall not constitute an Event of Default, unless it is not dismissed within 45 days after the filing thereof).

19.3

Vacation; Failure to Continuously Operate.  Tenant (1) vacates all or a substantial portion of the Premises or (2) fails to continuously operate its business at the Premises for the permitted use set forth herein for more than thirty (30) consecutive days.  However, Tenant shall be allowed to cease operations in the Building without causing a default, provided that Tenant: (1) delivers to Landlord a certified forwarding address where Landlord can provide required notice under this Lease, (2) maintains its regularly scheduled HVAC maintenance program as required in Section 5.3 herein, (3) and preventative maintenance agreements with vendors reasonably approved by the Landlord to maintain the interior of the Premises, including the mechanical, electrical, and plumbing systems in a clean and adequate condition, (4) promptly upon demand reimburses Landlord for any increases in Landlord’s insurance attributable to Tenant’s vacation of the Premises, and (5) Tenant is not in default of any of the terms, covenants and conditions, hereof, including the timely payment of all Rent to Landlord when due or any payment or reimbursement required under this Lease.

19.4

Non-Monetary Default; Failure to Perform.  Tenant fails to comply with any term, provision or covenant of this Lease (other than those listed in this Section 19), and such failure continues for ten (10) days (unless a different period is specified in this Lease) after written notice thereof to Tenant; provided, however, if Tenant promptly commences and thereafter diligently prosecutes a legitimate and reasonable cure, then Tenant may have such longer period as may reasonably be necessary to complete such cure, not to exceed thirty (30) days.

20.

REMEDIES.

20.1

Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by Law, take any of the following actions:

20.1.1

Terminate the Lease.  Terminate this Lease by giving Tenant written notice thereof, in which event, Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 20.2, and (3) an amount equal to (i) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the “Prime Rate” as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of “Money Rates”, minus (ii) the then present fair rental value of the Premises for such period, similarly discounted; Landlord and Tenant agree that in no event shall (ii) herein be greater than seventy-five percent of (i) herein; or

20.1.2

Terminate Tenant’s Right of Possession.  Terminate Tenant’s right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 20.2, and (3) all Rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period.  LANDLORD AND TENANT AGREE THAT LANDLORD SHALL HAVE NO DUTY TO RELET THE PREMISES; provided, however, Landlord shall use commercially reasonable efforts to mitigate its damages (although Landlord does not warrant that such mitigation efforts will succeed).  Landlord shall not be obligated to relet the Premises before leasing other portions of the Building, and Tenant’s obligations hereunder shall not be diminished because of Landlord’s failure to relet the Premises or to collect Rent due for a reletting.  Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder.  Reentry by Landlord in the Premises shall not affect Tenant’s obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord’s waiting until the expiration of the Term.  Actions to collect amounts due by Tenant to Landlord under this subsection may be brought from time to time on one or more occasions, without the necessity of Landlord waiting until the Expiration Date of this Lease.  Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this subsection.  If Landlord elects to proceed under this Section 20.1.2, it may at any time elect to terminate this Lease under Section 20.1.1; or

20.1.3

Lock Out.  Additionally, without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.  This Lease supercedes Section 93.002 of the Texas Property Code to the extent of any conflict.

20.2

Landlord’s Other Rights and Remedies.  Upon any default or Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and attorneys’ fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant’s or any other occupant’s property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant’s obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of its rights, remedies, and recourses.  Landlord’s acceptance of Rent following an Event of Default shall not waive Landlord’s rights regarding such Event of Default.  Landlord’s receipt of Rent with knowledge of any default by Tenant hereunder shall not be a waiver of such default, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless set forth in writing and signed by Landlord.  No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord’s rights regarding any future violation of such term or violation of any other term.  If Landlord repossesses the Premises pursuant to the authority herein granted, then Landlord shall have the right to (i) keep in place and use or (ii) remove and store, at Tenant’s expense, all of the furniture, trade fixtures, equipment and other personal property in the Premises, including that which is owned by or leased to Tenant at all times before any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon.  Landlord may relinquish possession of all or any portion of such furniture, trade fixtures, equipment and other property to any person (a “Claimant”) who presents to Landlord a copy of any instrument represented by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, trade fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity or legality of the instrument.  Landlord may, at its option and without prejudice to or waiver of any rights it may have, (a) escort Tenant to the Premises to retrieve any personal belongings of Tenant and/or its employees not covered by the Landlord’s statutory lien or the security interest described in Section 27 or (b) obtain a list from Tenant of the personal property of Tenant and/or its employees that is not covered by the Landlord’s statutory lien or the security interest described in Section 27, and make such property available to Tenant and/or Tenant’s employees; however, Tenant first shall pay in cash all costs and estimated expenses to be incurred in connection with the removal of such property and making it available.  The rights of Landlord herein stated in this Section 20 are cumulative and in addition to any and all other rights that Landlord has or may hereafter have at law or in equity, and Tenant hereby agrees that the rights herein granted Landlord are commercially reasonable.

20.3

Landlord’s Recapture Right.  After Tenant’s vacation of all or a substantial part of the Premises and a resulting Event of Default under Section 19.3, Landlord shall have the option (without limiting Landlord’s other rights under this Lease) of terminating this Lease upon written notice to the Tenant.  If Landlord terminates this Lease as to all or any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the Landlord’s termination.  Thereafter, Landlord’s termination will be without liability to Tenant.

20.4

Late Fee.  If any Rent or other payment required of Tenant under this Lease is not paid when due, Landlord may charge Tenant, and Tenant shall pay upon demand a fee equal to five percent of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant’s delinquency.  All such fees shall be Additional Rent.

20.5

Interest.  Tenant shall pay interest on all past-due amounts from the date due until paid at the annual rate of twelve percent (12%).

21.

LANDLORD’S DEFAULT AND LIMITATIONS OF LIABILITY.

21.1

DEFAULTS BY LANDLORD.  If Landlord fails to perform any of its obligations hereunder within thirty (30) days after written notice from Tenant specifying such failure (or such longer period as may be reasonably required provided that Landlord continuously uses commercially reasonable efforts to cure), Tenant’s exclusive and sole remedy shall be an action for damages.  Tenant is granted no contractual right of termination by the Lease, except to the extent and only to the extent set forth in Section 11.1 and 16.

21.2

LIMITATIONS ON LANDLORD’S LIABILITY.  THE LIABILITY OF LANDLORD TO A TENANT PARTY FOR ANY DEFAULT BY LANDLORD SHALL BE LIMITED TO ACTUAL AND DIRECT DAMAGES.  IN NO EVENT SHALL LANDLORD BE LIABLE TO A TENANT PARTY FOR CONSEQUENTIAL, INDIRECT, PUNITIVE, SPECIAL, OR SIMILAR DAMAGES BY REASON OF A FAILURE TO PERFORM (OR A DEFAULT) BY LANDLORD HEREUNDER OR OTHERWISE.  EXCEPT FOR CLAIMS WHICH MAY BE COVERED BY INSURANCE, IF A TENANT PARTY SHALL RECOVER A MONEY JUDGMENT AGAINST LANDLORD, THE TENANT PARTY AGREES THAT SUCH MONEY JUDGMENT SHALL BE SATISFIED SOLELY BY LANDLORD’S INTEREST IN THE PREMISES AND BUILDING (ALONG WITH CONDEMNATION AWARDS, INSURANCE PROCEEDS, AND RENTAL INCOME RELATING THERETO), AS THE SAME MAY THEN BE ENCUMBERED, AND LANDLORD, ITS AFFILIATES, PARTNERS, OFFICERS, DIRECTORS, SHAREHOLDERS, AND EMPLOYEES SHALL NOT BE LIABLE OTHERWISE FOR ANY OTHER CLAIM ARISING OUT OF OR RELATING TO THIS LEASE.  LANDLORD SHALL NOT BE LIABLE TO A TENANT PARTY FOR ANY CLAIMS, ACTIONS, DEMANDS, COSTS, EXPENSES, DAMAGE, OR LIABILITY OF ANY KIND ARISING FROM THE USE, OCCUPANCY OR ENJOYMENT OF THE PREMISES BY A TENANT PARTY AS A RESULT OF ANY LOSS OF OR DAMAGE TO PROPERTY OF TENANT OR OF OTHERS LOCATED IN THE PREMISES OR THE BUILDING BY REASON OF THEFT OR BURGLARY.

21.3

Examination of Lease; No Contract Until Execution by Parties.  Submission by Landlord of this instrument to Tenant for examination or signature does not constitute a reservation of or option for lease.  This Lease will be effective as a lease or otherwise only upon execution by both Landlord and Tenant.  If Tenant is a corporation (including any form of professional association), limited liability company, partnership (general or limited), or other form of organization other than an individual, then each individual executing this Lease on behalf of Tenant hereby covenants, warrants and represents: (1) that such individual is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; (2) that this Lease is binding upon Tenant; (3) that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the State of Texas: (4) that upon request, Tenant will provide Landlord with true and correct copies of all organizational documents of Tenant, and any amendments thereto; and (5) that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound.  If Tenant is a form of organization other than an individual, Tenant will, prior to the Commencement Date, deliver to Landlord written documentation reasonably satisfactory to Landlord evidencing the authority of an authorized representative of Tenant to enter into the Lease and bind Tenant to all of the obligations of Tenant under the Lease.

22.

MORTGAGES.

22.1

Lease Subordinate to Mortgage.  This Lease shall be subordinate to any deed of trust, mortgage or other security instrument (a “Mortgage”), and any ground lease, master lease, or primary lease (a “Primary Lease”) that now or hereafter covers any portion of the Premises (the mortgagee under any Mortgage or the lessor under any Primary Lease is referred to herein as “Landlord’s Mortgagee”), and to increases, renewals, modifications, consolidations, replacements, and extensions thereof.  However, any Landlord’s Mortgagee may elect to subordinate its Mortgage or Primary Lease (as the case may be) to this Lease by delivering written notice thereof to Tenant.  The provisions of this Section 22 shall be self-operative, and no further instrument shall be required to effect such subordination; however, Tenant shall from time to time within ten (10) days after request therefor, execute any instruments that may be required by any Landlord’s Mortgagee to evidence the subordination of this Lease to any such Mortgage or Primary Lease.  If Tenant fails to execute the same within such ten (10) day period, Landlord may execute the same as attorney-in-fact for Tenant, and Tenant’s failure to execute such instruments shall immediately constitute an Event of Default under Section 19.5, and in addition to Landlord’s other available remedies, Tenant shall pay Landlord a late fee of Five Hundred Dollars ($500.00) per day for each day such instruments are not returned past the ten (10) day period.  Furthermore, Tenant shall be liable to Landlord for any and all damages caused by Tenant’s delinquency which results in delays to the closing of such mortgage or other financing activity.

22.2

Attornment.  Tenant shall attorn to any party succeeding to Landlord’s interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party’s request, and shall execute such agreements confirming such attornment as such party may reasonably request.  Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail to any Landlord’s Mortgagee whose address has been given to Tenant, and affording such Landlord’s Mortgagee a reasonable opportunity to perform Landlord’s obligations hereunder.

22.3

No Landlord’s Mortgagee’s Liability.  Notwithstanding any such attornment or subordination of a Mortgage or Primary Lease to this Lease, the Landlord’s Mortgagee shall not be liable for any acts of any previous landlord, shall not be obligated to install the Initial Improvements, and shall not be bound by any amendment to which it did not consent in writing nor any payment of Rent made more than one month in advance.

22.4

Estoppel Certificate.  Upon request, Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord that Tenant has performed its obligations under this Lease (including evidence of the payment of the Security Deposit), and an estoppel certificate stating that this Lease is in full effect, the date to which Rent has been paid, the unexpired Term and such other factual matters pertaining to this Lease as may be requested by Landlord.  Tenant’s obligation to furnish the above-described items in a timely fashion is a material inducement for Landlord’s execution of this Lease.  If Tenant fails to execute any such estoppel certificate within such ten (10) day period, Landlord may do so as attorney-in-fact for Tenant, and Tenant’s failure to execute any such estoppel certificate shall immediately constitute an Event of Default under Section 19.5, and in addition to Landlord’s other available remedies, Tenant shall pay Landlord a late fee of One Hundred Dollars ($100.00) per day for each day such estoppel certificate is not returned past the ten (10) day period.  Furthermore, Tenant shall be liable to Landlord for any and all damages caused by Tenant’s delinquency which results from Tenant’s failure to execute such estoppel certificate.

23.

ENCUMBRANCES.

23.1

No Liens.  Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind Landlord’s property or the interest of Landlord or Tenant in the Premises or to charge the rent for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs.  Tenant shall timely pay or cause to be paid all sums due for any labor performed or materials furnished in connection with any work performed on the Premises by or at the request of Tenant.  Notwithstanding the foregoing, Tenant shall give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises, Building or Land.

23.2

Landlord’s Rights.  In the event that Tenant shall not, within ten (10) days following notification to Tenant of the imposition of any such lien, cause the same to be released of record by payment or the posting of a bond in amount, form and substance acceptable to Landlord, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien.  Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration or repair of or to the Building or the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic’s or other liens against the interest of Landlord in the Building, Land or the Premises.  Nothing in this Section 23 modifies an Event of Default under Section 19.4 herein.

24.

LANDLORD’S LIEN.  THE TERMS AND CONDITIONS OF THIS SECTION 24 SHALL NOT BE EFFECTIVE UNTIL SUCH TIME AS TENANT HAS BECOME IN DEFAULT OF ANY TERM OR CONDITION OF THIS LEASE BEYOND ANY APPLICABLE NOTICE AND CURE PERIOD.  In addition to the statutory landlord’s lien, Tenant grants to Landlord, to secure performance of Tenant’s obligations hereunder, a security interest in all goods, inventory, equipment, trade fixtures, furniture, improvements, fixtures, chattel paper, accounts, and general intangibles, and other personal property of Tenant now or hereafter situated on or relating to Tenant’s use of the Premises, and all proceeds therefrom (the “Collateral”), and the Collateral shall not be removed from the Premises without the consent of Landlord until all obligations of Tenant have been fully performed.  Upon the occurrence of an Event of Default, Landlord may, in addition to all other remedies, without notice or demand except as provided below, exercise the rights afforded a secured party under the Uniform Commercial Code of the State in which the Building is located (the “UCC”).  In connection with any public or private sale under the UCC, Landlord shall give Tenant five (5) days prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made, which is agreed to be a reasonable notice of such sale or other disposition.  Tenant grants to Landlord a power of attorney to execute and file any financing statement or other instrument necessary to perfect Landlord’s security interest under this Section 27, which power is coupled with an interest and is irrevocable during the Term.  Landlord may also file a copy of this Lease or as a financing statement to perfect its security interest in the Collateral.

25.

NOTICES.  Each provision of this instrument or of any applicable Laws and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment hereunder shall be deemed to be complied with, when and if, the following steps are taken:

(i)

All Rent shall be payable to Landlord at the address for Landlord set forth above or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.  Tenant’s obligation to pay Rent shall not be deemed satisfied until such Rent has been actually received by Landlord.

(ii)

All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth above, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier to occur of (1) tender of delivery (in the case of a hand-delivered notice), (2) deposit in the United States Mail, postage prepaid, Certified Mail, or (3) receipt by facsimile transmission followed by a confirmatory letter, in each case, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.  If Landlord has attempted to deliver notice to Tenant at Tenant’s address reflected on Landlord’s books but such notice was returned or acceptance thereof was refused, then Landlord may post such notice in or on the Premises, which notice shall be deemed delivered to Tenant upon the posting thereof If and when included within the term “Tenant,” as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying an individual at a specific address within the continental United States for the receipt of notices and payments to Tenant.  All parties included within the terms “Landlord” and “Tenant,” respectively, shall be bound by notices given in accordance with the provisions of this Section to the same effect as if each had received such notice.

26.

HAZARDOUS WASTE

26.1

Definitions.  For purposes of this Lease, “Hazardous or Toxic Materials” shall mean all materials, substances, wastes and chemicals classified, defined, listed or regulated as, or containing, a “hazardous substance,” “hazardous waste,” “toxic substance.” “pollutant,” “contaminant,” “oil,” “hazardous material.” solid waste,” and/or “regulated substance” under any Environmental Law.  As used herein, the term “Environmental Laws” shall mean any and all statutes, rules, regulations, ordinances, orders, permits, licenses, and other applicable legal requirements, relating directly or indirectly to human health or safety or the environment, or the presence, handling, treatment, storage, disposal, recycling, reporting, remediation, investigation, or monitoring of hazardous or toxic materials.

26.2

Prohibited Uses.  Tenant shall not incorporate into, use, release, conduct any activity that will produce, or otherwise place or dispose of at, in, under or near the Premises, the Building or the Land any Hazardous or Toxic Materials.  Tenant shall not (1) occupy or use the Premises, nor permit any portion of the Premises to be occupied or used (i) except in compliance with all Laws, ordinances, governmental or municipal regulations, and orders, including without limitation Environmental Laws, or (ii) in a manner which may be dangerous to life, limb or property; (2) cause or permit anything to be done which would in any way increase the rate of fire, liability, or any other insurance coverage on the Premises, the Building, or its contents; (3) use the Premises or any portion as a landfill or dump; (4) install any underground tanks of any kind; (5) permit any Hazardous or Toxic Materials to be brought onto the Premises except as permitted by Section 26.3 below; or (6) allow any surface or subsurface conditions to exist or come into existence that constitute or may, with the passes of time constitute a public or private nuisance.

26.3

Permissive Uses.  Tenant may use and temporarily store cleaning and office supplies used in the ordinary course of Tenant’s business and then only if (1) such materials are in small quantities, properly labeled and contained, (2) notice of and a copy of the current material safety data sheet is first delivered to, and written consent is obtained from, Landlord for each such Hazardous or Toxic Material and (3) such materials are used transported, stored, handled and disposed of off-site at properly authorized facilities in accordance with the highest accepted industry standards for safety, storage, use and disposal and in accordance with all applicable governmental laws, rules and regulations, including without limitations, all Environmental Laws, as defined below.

26.4

Landlord’s Rights.  Landlord shall have the right to periodically inspect, take samples for testing and otherwise investigate the Premises for the presence of Hazardous or Toxic Materials.

26.5

Tenant’s Obligations.  If Tenant ever has knowledge of the presence in the Premises or the Building or the Land of Hazardous or Toxic Materials which affect the Premises, Tenant shall notify Landlord thereof in writing promptly after obtaining such knowledge.  If at any time during or after the term, the Premises, Land or Building are found to have Hazardous or Toxic Materials in, on or under them, except for such conditions that were present prior to the Commencement Date of the Lease, then Tenant shall promptly, diligently, and expeditiously investigate, clean up, remove and dispose of the material causing the violation, in compliance with all applicable governmental standards, Laws, rules and regulations, including without limitation, applicable Environmental Laws and the then prevalent industry practice and standards, and Tenant shall repair any damage to the Premises or the Building or the Land as soon as practicable.  Tenant shall notify Landlord in advance of its method, time and procedure for any investigation, remediation or monitoring of Hazardous or Toxic materials, and Landlord shall have the right to require reasonable changes in such method, time or procedure as Landlord considers appropriate to prevent interference with any use, occupancy, care, appearance or maintenance of the Land or the Building, or the Premises or the rights of other tenants or to require the same to be done after normal business hours.  Under no circumstances shall any remediation by Tenant leave any Hazardous or Toxic Materials at, in, or under the Premises, the Land, or the Building without first obtaining the prior written consent of Landlord.

26.6

Landlord’s Rights.  Notwithstanding the foregoing, Landlord shall have the right, but not the obligation, to perform the work described in Section 26.5 and all costs and expenses associated therewith shall be due and payable by Tenant upon demand.

26.7

Tenant’s Representation.  Tenant represents to Landlord that, except as has been disclosed to Landlord in writing, Tenant nor any of its owners, partners, managers, members, shareholders, or venturers have never been cited for or convicted of any violations under applicable Laws, rules or regulations, including without limitation, Environmental Laws.  Tenant has completed the Hazardous Materials Disclosure Certificate that is attached hereto as Exhibit F.

26.7

TENANT’S INDEMNITY.  TENANT AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ALL OBLIGATIONS (INCLUDING REMOVAL AND REMEDIAL ACTIONS), LOSSES, CLAIMS, SUITS, JUDGMENTS, LIABILITIES (INCLUDING WITHOUT LIMITATION STRICT LIABILITIES), PENALTIES, DAMAGES COSTS AND EXPENSES (INCLUDING ATTORNEYS’ AND CONSULTANTS’ FEES AND EXPENSES) OF ANY KIND OR NATURE WHATSOEVER THAT MAY AT ANY TIME BE INCURRED BY, IMPOSED ON OR ASSERTED AGAINST THE INDEMNIFIED PARTIES DIRECTLY OR INDIRECTLY, BASED ON, OR ARISING OUT OF OR RESULTING FROM (1) THE ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS OR TOXIC MATERIALS ON, AT, IN, UNDER FROM OR NEAR THE PREMISES, THE BUILDING, OR THE LAND WHICH IS CAUSED OR PERMITTED BY A TENANT PARTY OR AT THE DIRECTION OR PERMISSION OF A TENANT PARTY AND/OR (2) OPERATION OR USE OF THE PREMISES AND/OR (3) NON-COMPLIANCE WITH ENVIRONMENTAL LAWS, OR THE CONDUCT OF OBLIGATIONS HEREUNDER, BY A TENANT PARTY, OR AT THE DIRECTION OR PERMISSION OF A TENANT PARTY, (4) THE DIMINUTION OF PROPERTY VALUE AND THE RESULTING EFFECTS UPON LANDLORD’S TITLE TO THE PREMISES, THE BUILDING AND THE LAND CAUSED BY, OR ALLEGED TO BE CAUSED BY MI ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS OR TOXIC MATERIALS ON, AT, IN, UNDER, FROM OR NEAR THE PREMISES, THE BUILDING, OR THE LAND WHICH IS CAUSED OR PERMITTED BY A TENANT PARTY OR AT THE DIRECTION OR PERMISSION OF A TENANT PARTY, AND IN EACH CASE UNDER EITHER (1), (2), (3) OR (4) REGARDLESS OF WHETHER ATTRIBUTABLE IN WHOLE OR IN PART TO ANY OF THE INDEMNIFIED PARTIES’ SOLE, CONTRIBUTORY, COMPARATIVE, ACTIVE OR PASSIVE NEGLIGENCE OR STRICT LIABILITY.

26.8

Survival.  The provisions of this Section 26 shall survive the Expiration Date or earlier termination of this Lease.

27.

MISCELLANEOUS.

27.1

Laws; Affiliate; Tenant Party.  Words of any gender used in this Lease shall include any other gender, and words in the singular shall include the plural, unless the context otherwise requires.  The captions inserted in this Lease are for convenience only and in no way affect the interpretation of this Lease.  The following terms shall have the following meanings: “Laws” shall mean all federal, state, and local laws, zoning ordinances, municipal regulations, rules, and regulations; all court orders, governmental directives, and governmental orders, all Environmental Laws (as defined below), all applicable laws, regulations and building codes governing nondiscrimination accommodations and commercial facilities, and all restrictive covenants affecting the Property, and “Law” shall mean any of the foregoing; “Affiliate shall mean any person or entity which, directly or indirectly, controls, is controlled by, or is under common control with the party in question; “Tenant Party” or collectively the “Tenant Parties” shall include Tenant, any assignees claiming by, through, or under Tenant, any subtenants claiming by, through, or under Tenant, and any of their respective agents, contractors, employees, and invitees; and “Indemnified Parties” shall include Landlord, its successors, assigns, agents, employees, contractors, Property Manager, partners, directors, officers and affiliates.

27.2

Joint and Several Liability.  If there is more than one Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several, whether or not Tenant’s obligations arise during the Original Term of this Lease, during any renewal or extension, or a holdover term or thereafter.  If there is a Guarantor of Tenant’s obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such Guarantor, and Landlord need not first proceed against Tenant before proceeding against such Guarantor nor shall any such Guarantor be released from its Guaranty for any reason whatsoever.

27.3

Landlord’s Assignment.  Landlord may transfer and assign, in whole or in part, its rights and obligations in the Building, Land, or Premises that are the subject to this Lease, in which case Landlord shall have no further liability hereunder, provided that such transferee assumed the obligations.

27.4

Authority of Tenant.  Tenant shall furnish to Landlord, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.  Tenant and each person signing this Lease on behalf of Tenant represents to Landlord as follows: Tenant and its general partners and managing members, if applicable, are each duly organized and legally existing under the laws of the state of its incorporation and are duly qualified to do business in the state where the Building is located.  Tenant and its general partners and managing members, if applicable, each have all requisite power and all governmental certificates of authority, licenses, permits, qualifications and other documentation to lease the Premises and to carry on its business as now conducted and as contemplated to conducted.  Each person signing on behalf of Tenant is authorized to do so.

27.5

Force Majeure.  Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, the party taking the action shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental actions or inactions or laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such acting party; provided, however, in no event shall the foregoing apply to the financial obligations of Tenant under this Lease, including, without limitation, Tenants obligation to promptly pay Base Rent, Additional Rent, reimbursements or any other amount payable to Landlord as well as Tenant’s obligation to maintain insurance hereunder.

27.6

Certificate of Occupancy; Financial Statements.  Prior to Tenant’s occupancy of the Premises, Tenant shall obtain and deliver to Landlord a Certificate of Occupancy for the Premises from the appropriate governmental authority.  Tenant shall, from time to time, within ten (10) days after request of Landlord, deliver to the Landlord or Landlord’s designee, a certificate of occupancy for the Premises, audited financial statements (or, if audited financial statements are not available, financial statements certified by an officer as true, accurate and complete) for itself and any Guarantor of its obligations hereunder.  Such financial statements will only be requested for legitimate business purposes and will not be requested more than once during any calendar year.

27.7

Entire Agreement.  This Lease constitutes the entire agreement of the Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto.  Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no effect.  This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

27.8

Survival of Tenant’s Indemnities and Obligations.  Each indemnity agreement and hold harmless agreement contained herein shall survive the expiration or termination of the Lease.  Additionally, all obligations of Tenant hereunder not fully performed by the end of the Term shall survive, including, without limitation, all payment obligations with respect to Taxes and insurance and all obligations concerning the condition and repair of the Premises.

27.9

Relocation.  Landlord may at any time during the Term, but on no more than one (1) occasion during the Term and upon sixty (60) days’ prior written notice to Tenant, at Landlord’s expense, relocate Tenant to another space in the Building (the “New Premises”), which is approximately the same dimensions and size and is improved in such a manner so that the New Premises shall be comparable to the Premises: however, if Landlord exercises Landlord’s election to relocate Tenant to the New Premises, then Tenant shall not be required to pay a higher Base Rent for the New Premises.  Landlord shall pay all reasonable costs associated with such relocation, including the costs of moving, wiring/cabling improving the New Premises to at least the same condition to the original Premises, and business cards and stationery rendered useless.  Nothing herein contained shall relieve Tenant, or imply that Tenant is relieved, of the liability for or obligation to pay any Additional Rent due by reason of any of the other provisions of this Lease, which provisions shall be applied to the New Premises.  Landlord’s election to relocate Tenant shall not terminate this Lease or release Tenant, in whole or in part, from Tenant’s obligation to perform its obligations hereunder for the full Term.  If any such relocation occurs, this Lease shall continue in full force with no change in the terms or conditions hereof other than (1) the substitution of the New Premises for the Premises specified in Section 1, and (2) if the size of the New Premises differs from the Premises, the Proportionate Share shall be adjusted.  Upon request from Landlord, Tenant shall execute an amendment to this Lease reflecting such changes.

27.10

Severability.  If any provision of this Lease is illegal, invalid or unenforceable, then the remainder of this Lease shall not be affected thereby.

27.11

Brokerage Commissions.  Landlord and Tenant each warrant to the other that they have not dealt with any broker or agent other than the Brokers identified above and that they know of no broker or agent who are or might be entitled to a commission in connection with this Lease.  TENANT AND LANDLORD SHALL EACH INDEMNIFY THE OTHER AGAINST ALL COSTS, ATTORNEYS’ FEES, AND OTHER LIABILITIES FOR COMMISSIONS OR OTHER COMPENSATION CLAIMED BY ANY BROKER OR AGENT CLAIMING THE SAME BY, THROUGH, OR UNDER TENANT OR LANDLORD, RESPECTIVELY.

27.12

Confidentiality.  The terms and conditions of this Lease are confidential and Tenant shall not disclose the terms of this Lease to any third party except as may be required by Law or to enforce its rights hereunder.

27.13

Time.  Time is of the essence in this Lease and in each and all of the provisions hereof.  Whenever a period of days is specified in this Lease, such period shall refer to calendar days unless otherwise expressly stated in this Lease.

27.14

Attorneys’ Fees.  In the event of the filing of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs incurred in such action (including, without limitation, all costs of appeal) and such amount shall be included in any judgment rendered in such proceeding.

27.15

Choice of Law and Exclusive Venue.  THIS LEASE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAW, WITHOUT REGARD TO ANY CONFLICT OF LAWS RULE OR PRINCIPLE WHICH MIGHT REFER THE CONSTRUCTION OR ENFORCEMENT OF THIS LEASE TO THE LAWS OF ANOTHER JURISDICTION.  JURISDICTION AND VENUE FOR ANY ACTION HEREUNDER SHALL BE EXCLUSIVELY IN DALLAS, DALLAS COUNTY, TEXAS EITHER IN TEXAS STATE DISTRICT COURT OR IN FEDERAL DISTRICT COURT, NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION.

27.16

Waiver of Right to Trial By Jury.  TENANT AND LANDLORD EACH: (1) AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS LEASE OR THE RELATIONSHIP BETWEEN THE PARTIES AS TENANT AND LANDLORD THAT CAN BE TRIED BY A JURY; AND (2) WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

27.17

Waiver of Right to File Tax Protest.  WITH RESPECT TO THE BUILDING OR ANY PORTION THEREOF, TENANT HEREBY WAIVES ALL RIGHTS UNDER SECTIONS 41.413 AND 42.015 OF THE TEXAS TAX CODE OR ANY SIMILAR OR CORRESPONDING LAW: (1) TO PROTEST A DETERMINATION OF APPRAISED VALUE OR TO APPEAL AN ORDER DETERMINING A PROTEST; AND (2) TO RECEIVE NOTICES OF REAPPRAISALS.

27.18

TENANT’S ACKNOWLEDGEMENTS.  TENANT ACKNOWLEDGES THAT (1) IT HAS INSPECTED AND ACCEPTS THE PREMISES IN AN “AS-IS, WHERE IS” WITH ALL FAULTS CONDITION, (2) THE BUILDINGS AND IMPROVEMENTS COMPRISING THE SAME ARE SUITABLE FOR THE PURPOSE FOR WHICH THE PREMISES ARE LEASED AND LANDLORD HAS MADE NO WARRANTY, REPRESENTATION, COVENANT, OR AGREEMENT WITH RESPECT TO THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PREMISES, (3) THE PREMISES ARE IN GOOD AND SATISFACTORY CONDITION, (4) NO REPRESENTATIONS AS TO THE REPAIR OF THE PREMISES, NOR PROMISES (EXPRESS OR IMPLIED) TO ALTER, REMODEL OR IMPROVE THE BUILDING OR PREMISES OR ANY OTHER PART OF THE LAND HAVE BEEN MADE BY LANDLORD (UNLESS AND EXCEPT AS MAY BE SET FORTH IN EXHIBIT B ATTACHED TO THIS LEASE, IF ONE SHALL BE ATTACHED, OR AS IS OTHERWISE EXPRESSLY SET FORTH IN THIS LEASE), (5) THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESSED, IMPLIED OR STATUTORY, THAT EXTEND BEYOND THE DESCRIPTION OF THE PREMISES, AND (6) NO RIGHTS, EASEMENTS OR LICENSES ARE ACQUIRED BY TENANT BY IMPLICATION OR OTHERWISE, EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE.

27.19

WAIVER.  TENANT WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES — CONSUMER PROTECTION ACT, SECTION 17.41, ET. SEQ., BUSINESS CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, AFTER CONSULTATION WITH AN ATTORNEY OF TENANT’S OWN SELECTION, TENANT VOLUNTARILY CONSENTS TO THIS WAIVER.

27.20

OFAC Compliance.

(a)

Tenant represents and warrants that:

(1)

To the best of Tenant’s knowledge, after reasonable inquiry, Tenant and each person or entity owning an interest in Tenant is:

(i)

not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation (collectively, the “List”), and;

(ii)

is not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States;

(2)

None of the funds or other assets of Tenant constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person (as hereinafter defined);

(3)

No Embargoed Person has any interest of any nature whatsoever in Tenant (whether directly or indirectly);

(4)

None of the funds of Tenant have been derived from any unlawful activity with the result that the investment in Tenant is prohibited by law or that the Lease is in violation of law, and;

(5)

Tenant has implemented procedures, and will consistently apply those procedures to ensure the foregoing representations and warranties remain true and correct at all times.

(b)

Tenant covenants and agrees:

(1)

To comply with all requirements of law relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect;

(2)

To immediately notify Landlord in writing if any of the representations, warranties or covenants set forth in this paragraph or the preceding paragraph are no longer true or have been breached or if Tenant has a reasonable basis to believe that they may no longer be true or have been breached;

(3)

To not knowingly use funds from any “Prohibited Person” (as such term is defined in the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) to make any payment due to Landlord under the Lease, and

(4)

At the request of Landlord, to provide such information as may be requested by Landlord to determine Tenant’s compliance with the terms hereof.

(c)

Tenant hereby acknowledges and agrees that Tenant’s inclusion on the List at any time during the Lease Term shall be a material default of the Lease.  Notwithstanding anything herein to the contrary, Tenant shall not permit the Premises or any portion thereof to be used or occupied by any person or entity on the List or by any Embargoed Person (on a permanent, temporary or transient basis), and any such use or occupancy of the Premises by any such person or entity shall be a material default of the Lease.

(d)

Tenant shall also require and shall take reasonable measures to ensure compliance with the requirement that no person who owns any other direct interest in the Tenant is or shall be listed on any of the Lists or is an Embargoed Person.  The term Embargoed Person means any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in Tenant is prohibited by law or Tenant is in violation of law (“Embargoed Person”).  This Subsection (d) shall not apply to any person to the extent that such person’s interest in the Tenant is through a U.S. Publicly-Traded Entity.  As used in this Agreement, U.S. Publicly-Traded Entity means a Person, other than an individual, whose securities are listed on a national securities exchange, or quoted on an automated quotation system, in the United States, or a wholly-owned subsidiary of such a person (“U.S. Publicly-Traded Entity”).

27.21

National Electric Code.  At all times during the term of this Lease, Tenant shall ensure that all wiring and cabling that it installs within the Premises or Building complies with all provisions of local fire and safety codes, as well as with the National Electric Code.  Further, upon the expiration or sooner termination of the Term, Tenant shall remove all wiring and cabling within the Premises and the Building (including the plenums, risers and rooftop) placed there by or at the direction of Tenant, unless excused in writing by Landlord.  Without limitation to the remedies available to Landlord in the event that Tenant fails to comply with the terms and conditions of this subsection, Tenant shall forfeit such sums from the Security Deposit (or otherwise pay to Landlord) an amount that Landlord reasonably believes necessary for the removal and disposal of any such wires and cabling.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

LANDLORD:

CSHV TEXAS INDUSTRIAL, L.P.,

a Delaware limited partnership

By:

CSHV, LLC, a Delaware limited liability company,
its general partner

By:

CALIFORNIA STATE TEACHERS’ RETIREMENT
SYSTEM, its sole member

By:

PRINCIPAL REAL ESTATE INVESTORS, LLC,
a Delaware limited liability company,
its investment advisor

By:	/s/ Brian Sandfort
Name:	Brian Sandfort
Title:	Investment Director – Asset Management
July 01, 2005

By:
Name:
Title:

TENANT:

SOUTHERN IMAGING, INC.,

A TEXAS CORPORATION

By:	/s/ Arthur W. Thompson
Name:	Arthur W. Thompson
Title:	CEO

RIDER TO LEASE
Additional Provisions

This Rider to Lease shall be attached to and is hereby incorporated into that certain Commercial Lease Agreement dated June ___, 2005, by and between CSI-IV Texas Industrial, L.P. (“Landlord”), and Southern Imaging, Inc. (“Tenant”).

Landlord and Tenant hereby agree that the following provisions are hereby added to the Lease:

1.

Extension Options.  Provided that Tenant has not been in default beyond any applicable notice and cure period, Tenant shall have the right and option to renew this Lease for one (1) additional period of sixty (60) months under the same terms and conditions as stated in the Lease, with the exceptions that monthly rental for such renewal term shall be based on the then prevailing market rental rate as reasonably determined by Landlord in good faith based on then recent lease renewals within the Building or other surrounding buildings, but in no event less than the rental in effect immediately prior to the applicable renewal period.  Tenant may reject the extension option granted herein within ten (10) days following Tenant’s receipt of Landlord’s determination of the applicable prevailing market rental.  Each renewal option shall be exercisable by Tenant, if at all, only by timely delivery to Landlord of written notice of election on or before six (6) months prior to the Expiration Date, but in no event sooner than twelve (12) months prior to the Expiration Date.  The options herein granted shall be deemed to be personal to Tenant, and if Tenant subleases any portion of the Premises or otherwise assigns or transfers any interest thereof to another party (other than to an entity affiliated with Tenant by common ownership and control), such option shall lapse.

2.

First Right to Lease.  During the Lease term, Tenant shall have the one time first right to lease, subject to any existing tenant’s renewal options or first right to lease, any space that is horizontally adjacent to the Premises (“Offer Space”) which Tenant desires to lease before Landlord leases such Offer Space to a third party, subject to the following.  If Landlord desires to lease any portion of the Offer Space to a specific prospective Tenant with which Landlord is in active lease discussions, Landlord must notify Tenant (Landlord’s notice being referred to herein as the “Offer Notice”).  The Offer Notice shall specify all of the business terms of the proposed terms to such prospective Tenant.  Tenant may, by written notice delivered to Landlord within five business (5) days following the date of Tenant’s receipt of such Offer Notice (Tenant’s notice being referred to herein as an “Election Notice”), elect to lease the Offer Space identified in the Offer Notice upon the same terms and conditions as set forth in such offer to such prospective Tenant.  If Tenant timely sends such written notice to Landlord, Landlord and Tenant shall enter into an amendment to this Lease for the purpose of adding such space to the terms of this Lease and making any other adjustments which may be appropriate in connection therewith.  If Tenant does not timely send Landlord Tenant’s Election Notice, Landlord shall thereafter be entitled to lease such portion of the Offer Space upon the terms set forth in the Offer Notice to the prospective Tenant set forth therein.

3.

Conflict.  In the event of any express conflict or inconsistency between the terms of this Rider and the terms of the Lease, the terms of this Rider shall control and govern.

EXHIBIT A

(Premises and Building)

[FLOOR PLAN]

EXHIBIT B

WORK LETTER

The terms used herein shall have the meanings ascribed to them in the Lease, unless otherwise specifically stated herein.

1.

Defined Term.

1.01

Allowance.  The lesser of (a) One Hundred Eleven Thousand and Three Hundred Twenty and No/100ths Dollars ($111,320.00), or (b) the actual cost of Landlord’s Work.  Landlord’s standard construction management fee of five percent (5%) of all hard and soft costs shall be deducted from the Allowance.  In addition, after review and approval of Tenant’s financial statements, and if requested by Tenant, Landlord will increase the Allowance by up to a maximum of Forty-One Thousand Seven Hundred Forty-Five and No/100ths Dollars ($41,745.00) to be used inside the Premises.  Such Excess Tenant Improvement Allowance will be amortized at an interest rate of ten percent (10%) over the term of the Lease.

1.02

Space Plans.  Those certain space plans prepared by Gary Levy and dated July ___, 2005, a copy of which is attached hereto as Exhibit B-1.

2.

Construction of the Premises.  Landlord and Tenant agree that their respective rights and obligations in reference to the construction of the Premises shall be as follows:

2.01

Preparation of Construction Documents.

(a)

Landlord shall cause to be prepared detailed architectural, mechanical and engineering plans, including all dimensions and specifications for all work to be performed by Landlord in the Premises, substantially in accordance with the Space Plan (“Plans”).

(b)

Tenant shall cooperate as necessary in connection with the preparation of the Plans, in a complete and timely manner, and without limiting the foregoing, shall provide to Landlord all information as shall be required by Landlord’s engineers to prepare mechanical plans pursuant to Section 1.02 hereof, which information shall include, but not be limited to, the following:

(1)

any special floor-loading conditions which may exceed the structural weight limits of the floor;

(2)

specifications of any heat emanating equipment to be installed by Tenant which may require special air conditioning;

(3)

electrical specifications of any equipment that requires non-standard electrical power outlets; and

(4)

complete specifications of any data-line wiring required, including cable routing, conduit size, cable type and similar items.

(c)

The Plans shall be delivered to Tenant for its review and consideration as soon as reasonably possible.  Tenant shall inform Landlord of any required changes as soon as possible, but in no event later than five (5) business days following Tenant’s receipt of the Plans.  Any change or modification of such date Plans shall not be valid or binding unless consented to by Landlord in writing.

2.02

Landlord’s Work.  Landlord shall furnish and install substantially in accordance with the Plans the materials and items described therein (“Landlord’s Work”).  The Plans and Landlord’s Work shall be at Tenant’s sole cost and expense, provided that Tenant shall be entitled to a credit against the cost of the Plans and Landlord’s Work in an amount equal to the Allowance.  Unless otherwise specifically stated herein or in the Plans, all materials shall be of Building standard quality and color.  Landlord shall have Landlord’s Work triple-bid.

2.03

Cost Estimate.  If Landlord determines that the cost of Landlord’s Work will exceed the Allowance, then prior to commencement of Landlord’s Work, Landlord will submit to Tenant a cost estimate for Landlord’s Work (“Cost Estimate”) which Tenant shall approve or reject within five (5) days after receipt thereof.  It is understood that the cost of Landlord’s Work shall include Landlord’s construction supervision costs at fifteen percent (15%) of the actual hard construction costs.  Tenant’s failure to reject the Cost Estimate within said five (5) day period shall be deemed to be an acceptance thereof.  If Tenant rejects the Cost Estimate, Tenant shall, together with such rejection, propose such changes to the Plans as will cause the Cost Estimate to be acceptable.  If the accepted Cost Estimate exceeds the Allowance, then Tenant shall pay to Landlord the amount of such excess within ten (10) business days after receipt by Tenant of a bill therefor, but in no event later than the Commencement Date.

2.04

Extra Work; Omissions.

(a)

Tenant may request substitutions, additional or extra work and/or materials over and above Landlord’s Work (“Extra Work”) to be performed by Landlord, provided that the Extra Work, in Landlord’s judgment, (I) shall not delay completion of Landlord’s Work or the Commencement Date of the Lease: (2) shall be practicable and consistent with existing physical conditions in the Building and any other plans for the Building which have been filed with the appropriate municipality or other governmental authorities having jurisdiction thereover; (3) shall not impair Landlord’s ability to perform any of Landlord’s obligations hereunder or under the Lease or any other lease of space in the Building; and (4) shall not affect any portion of the Building other than the Premises.  All Extra Work shall require the installation of new materials at least comparable to Building standards and any substitution shall be of equal or greater quality than that for which it is substituted.

(b)

In the event Tenant requests Landlord to perform Extra Work and if Landlord accedes to such request, then and in that event, prior to commencing such Extra Work, Landlord shall submit to Tenant a written estimate (“Estimate”) for said Extra Work to be performed.  Within five (5) days after Landlord’s submission of the Estimate, Tenant shall, in writing, either accept or reject the Estimate.  Tenant’s failure either to accept or reject the Estimate within said five (5) day period shall be deemed rejection thereof.  In the event that Tenant rejects the Estimate or the Estimate is deemed rejected, Tenant shall within five (5) days after such rejection propose to Landlord such necessary revisions of the Plans so as to enable Landlord to proceed as though no such Extra Work had been requested.  Should Tenant fail to submit such proposals regarding necessary revisions of the Plans within said five (5) day period, Landlord, in its sole discretion, may proceed to complete Landlord’s Work in accordance with the Plans already submitted, with such variations as in Landlord’s sole discretion may be necessary so as to eliminate the Extra Work.

(c)

Tenant may request the omission of an item of Landlord’s Work, provided that such omission shall not delay the completion of Landlord’s Work and Landlord thereafter shall not be obligated to install the same.  Credits for items deleted or not installed shall be granted in amounts equal to credits obtainable from subcontractors or materialmen.  In no event shall there be any cash credits.

(d)

In the event Landlord performs Extra Work hereunder, Tenant shall pay to Landlord, upon acceptance of the Estimate a sum equal to twenty percent (20%) of the Estimate to the extent the Estimate together with the amount set forth in the Cost Estimate exceeds the Allowance.  In the event of any such excess, Tenant shall pay to Landlord such excess cost for the Extra Work within five (5) days after receipt by Tenant of a bill therefor but in no event shall the entire balance be paid later than the completion of the Extra Work.

3.

Punch List.  When Landlord is of the opinion that Landlord’s Work is complete, then Landlord shall so notify Tenant.  Tenant agrees that upon such notification, Tenant promptly (and not later than two (2) business days after the date of Landlord’s said notice) will inspect the Premises and furnish to Landlord a written statement that Landlord’s Work has been completed and are complete as required by the provisions of this Exhibit and the Lease with the exception of certain specified and enumerated items (hereinafter referred to as the “Punch List”).  Tenant agrees that at the request of Landlord from time to time thereafter, Tenant will promptly furnish to Landlord revised Punch Lists reflecting any completion of any prior Punch List items.

4.

Substantial Completion Date.  It is mutually agreed that if the Punch List or any revised Punch List consists only of items which would not materially impair Tenant’s use or occupancy of the Premises, then, in such event, Tenant will acknowledge in writing that Landlord’s Work is complete and accept possession of the Premises (“Substantial Completion Date” or “Date of Substantial Completion”); provided, however, that such acknowledgment of acceptance shall not relieve Landlord of its obligations to promptly complete all such Punch List items.  Notwithstanding the foregoing, in no event shall Landlord be obligated to repair latent defects, not originally listed on the Punch List, beyond a period of six (6) months after the Substantial Completion Date, as defined below.  Promptly after the Substantial Completion Date, the parties will execute an instrument in the form attached hereto as Exhibit D, confirming the Substantial Completion Date, the Commencement Date and the Expiration Date.

5.

Delay of Commencement Date.  Tenant will take possession of the Premises as of and on the Commencement Date.  Landlord has not agreed or represented that the Premises will be substantially ready for occupancy on a specific date.  This Lease shall continue in full force and effect, and no liability shall arise against Landlord, because of any delay in the completion of Landlord’s Work; provided, however, that all Rent due hereunder shall abate on a per diem basis and the Commencement Date shall be deferred until the Substantial Completion Date.  Notwithstanding anything contained in this Work Letter to the contrary, there shall be no abatement of Rent and no deferral of the Commencement Date if Landlord’s Work is not substantially complete due to any special equipment, fixtures or materials, changes, alterations or additions requested by Tenant or the delay or failure of Tenant in supplying information or approving or authorizing any applicable plans, specifications, estimates or other matters, or any other act or omission of Tenant (“Tenant’s Delay”).  In the event the Substantial Completion Date is delayed due to one or more Tenant Delays, then the Substantial Completion Date shall be modified to be the earlier of the Substantial Completion Date or the date Landlord’s Work would have been complete but for any Tenant Delays and Monthly Base Rent and Adjustments will commence accordingly.  If Tenant shall occupy all or any part of the Premises prior to the Commencement Date, all of the covenants and conditions of this Lease, including the obligation to pay Rent, shall be binding upon the parties hereto in respect to such occupancy as if the first day of the Term had been the date when Tenant began such occupancy.

6.

Tenant’s Entry Prior to Completion Date.  Landlord may permit Tenant or its agents or laborers to enter the Premises at Tenant’s sole risk prior to the Commencement Date in order to perform through Tenant’s own contractors such work as Tenant may desire, at the same time that Landlord’s contractors are working in the Premises.  The foregoing license to enter prior to the Commencement Date, however, is conditioned upon Tenant’s labor not interfering with Landlord’s contractors or with any other tenant or its labor.  If at any time such entry shall cause disharmony, interference or union disputes of any nature whatsoever, or if Landlord shall, in Landlord’s sole judgment, determine that such entry, such work or the continuance thereof shall interfere with, hamper or prevent Landlord from proceeding with the completion of the Building or Landlord’s Work at the earliest possible date, this license may be withdrawn by Landlord immediately upon written notice to Tenant.  Such entry shall be deemed to be under and subject to all of the terms, covenants and conditions of the Lease, and Tenant shall comply with all of the provisions of the Lease which are the obligations or covenants of Tenant, except that the obligation to pay Rent shall not commence until the Commencement Date.  In the event that Tenant’s agents or laborers incur any charges from Landlord, including, but not limited to, charges for use of construction or hoisting equipment on the Building site, such charges shall be deemed an obligation of Tenant and shall be collectible as Rent pursuant to the Lease, and upon default in payment thereof, Landlord shall have the same remedies as for a default in payment of Rent pursuant to the Lease.

7.

Landlord’s Entry After Substantial Completion.  At any time after the Commencement Date, Landlord may enter the Premises to complete Punch List items, and such entry by Landlord, its agents, servants, employees or contractors for such purpose shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rent, or relieve Tenant from any obligation under this Lease, or impose any liability upon Landlord or its agents.  Tenant hereby accepts any and all reasonable disturbances associated with such entry and agrees to fully cooperate with Landlord (and such cooperation shall include, without limitation, moving furniture as necessary).

8.

Delays.  Landlord and Tenant mutually acknowledge that Landlord’s construction process in order to complete the Premises requires a coordination of activities and a compliance by Tenant without delay of all obligations imposed upon Tenant pursuant to this exhibit and that time is of the essence in the performance of Tenant’s obligations hereunder and Tenant’s compliance with the terms and provisions or this exhibit.

9.

Provisions Subject to Lease.  The provisions of this exhibit are specifically subject to the provisions of the Lease.

EXHIBIT B-1

(Plans)

[To be attached]

EXHIBIT C

Building Rules and Regulations

The following rules and regulations shall apply to the Premises, the Building, the Land and the appurtenances thereto:

1.

Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

2.

Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweeping, rubbish, rags or other unsuitable material shall be thrown or deposited therein.  Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant, and Landlord will not in any case be responsible therefor.

3.

No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord.  No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

4.

Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of stairways, or movement through the Building entrances or lobby shall be conducted under Landlord’s supervision at such times and in such a manner as Landlord may reasonably require.  Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant from the time of entering the property to completion of work and Landlord will not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from, any act in connection with such service performed for a tenant.

5.

Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require.  All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant’s property while in the Building, shall be repaired at the expense of such tenant.

6.

Nothing shall be swept or thrown into the corridors, halls, or stairways.  No birds, pets or animals shall be brought into or kept in, on or about any tenant’s Premises.  No portion of any tenant’s Premises or the Building shall at any time be used or occupied as sleeping or lodging quarters.

7.

Tenant shall keep the leased Premises neat and clean.

8.

Tenant shall not make or permit any improper, objectionable or unpleasant noises or orders in the Building or otherwise interfere in any way with other tenants or persons having business with them.  Smoking of cigarettes, cigars, and all tobacco products is prohibited on the Land and in the Building or Premises.

9.

No machinery of any kind (other than normal office equipment) shall be operated by any tenant in the Premises without Landlord’s prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance.

10.

Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant’s Premises or public or common areas or Parking Areas.

11.

All tenants will refer all contractors, contractors’ representatives and installation technicians to Landlord for Landlord’s supervision, approval and control before the performance of any contractual services.  This provision will apply to all work performed in the Building including but not limited to installations of telephones, telegraph equipment, electrical devices and attachments, doors, entrance ways, and any and all installations of every nature affecting floors, walls, woodwork, trim, window, ceilings, equipment and any other physical portion of the Building.

12.

Should a tenant require telegraphic, telephonic, enunciator or other communication service, Landlord will direct the electrician where and how wires are to be introduced and placed and none will be introduced or placed except as Landlord will direct Electric current will not be used for power or heating without Landlord’s prior written permission.

13.

No vehicles(s) will be left in the Parking Areas for more than a forty-eight (48) hour period without the Landlord’s prior written consent.  No outside storage is permitted.

14.

Tenant shall give immediate notice to Landlord in case of any known emergency at the Premises, Building, or Land.

15.

Tenant shall keep door to unattended areas locked and shall otherwise exercise reasonable precautions to protect its property from theft, loss or damage.  Landlord shall not be responsible for the theft, loss or damage of any property or for any error with regard to the exclusion from or admission to the Premises or the Building of any person.  In case of invasion, mob, riot or public excitement, Landlord reserves the right to prevent access to the Premises or the Building during the continuance of same by closing the doors or taking other measures for the safety of the tenants and protection of the Premises or the Building and property or persons therewith.

16.

All keys shall be returned to Landlord upon the termination of this Lease and Tenant shall give to Landlord the explanations of the combinations of all safes, vaults and combination locks remaining with the Premises.  Landlord may at all times keep a pass key to the Premises.  All entrance doors to the Premises shall be left closed at all times and left locked when the Premises are not in use.

17.

Tenant shall not place, install or operate on the Premises or in any part of the Building, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any inflammable, explosive, or hazardous materials without written consent of Landlord.

18.

Landlord reserves the right to rescind any of these Rules and Regulations and to make such other further Rules and Regulations as in its judgment will from time to time be needful for the safety, protection, care and cleanliness of the Premises, Building, and the Land the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees, licensees and invitees, which Rules and Regulations, when made and written notice thereof if given to a tenant, will be binding upon it in like manner as if originally set forth herein.

EXHIBIT D

TENANT’S ACCEPTANCE LETTER

Date:______________

Re: Lease dated __________________, Commercial Lease Agreement dated June __, 2005, by and between CSHV Texas Industrial, L.P. (“Landlord”), and Southern Imaging, Inc. (“Tenant”) for the premises located at _______________________________.

The undersigned, as Tenant, hereby confirms as of this ___ day of ______________, 20___, the following:

1.

Tenant has accepted possession of the Premises on ______________________, 20___ and is currently occupying same.

2.

The following dates are hereby confirmed:

Commencement Date:

Expiration Date:

Date of Substantial Completion:

3.

The obligation to commence the payment of rent commenced or will commence on _____________, 20__.

4.

All alterations and improvements required to be performed by Landlord pursuant to the terms of the Lease to prepare the entire Premises for Tenant’s initial occupancy have been satisfactorily completed, except for the following:

(a)

_____________________

(b)

_____________________

5.

As of the date hereof, Landlord has fulfilled all of its obligations under the Lease.

6.

The Lease is in full force and effect and has not been modified, altered, or amended, except pursuant to any instruments described above.

7.

There are no offsets or credits against Base Rent or any Additional Rent, nor has any Base Rent or Additional Rent been prepaid except as provided pursuant to the terms of the Lease.

8.

Tenant has no notice of any prior assignment, hypothecation, or pledge of the Lease or any rents due under the Lease.

TENANT:

Southern Imaging, Inc.,

a Texas corporation

By:

______________________________

Name:

______________________________

Title:

______________________________

EXHIBIT E

Signage is subject to the prior written approval of Landlord, which approval will not be unreasonably withheld, conditioned or delayed.  Tenant is solely responsible for obtaining all required governmental approvals.

EXHIBIT F

HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated.  Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant.  After a lease agreement is signed by you and the Landlord (the “Lease Agreement”), within 30 days following written request front Landlord, however no more than twice per calendar year (unless the most recent information has materially changed and Tenant determines that new information needs to be provided to Landlord more frequently) in accordance with the provisions of Section 26 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate.  The information contained in the initial Hazardous Materials Disclosure Certificate and each subsequent certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas.  Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement.  Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord Name:	CSHV Texas Industrial, L.P. c/o PRINCIPAL LIFE INSURANCE COMPANY 841 Grand Ave. Des Moines, Iowa 50392-1370 Attn: Commercial Real Estate Equities

Name of (Prospective) Tenant:	Southern Imaging, Inc.

Contact Person, Title and Telephone Number(s):
Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s): Bill Switzer, V.P. 972-745-0715

Address of (Prospective) Premises:	2720 Commodore Drive, Carrollton, TX 75007

Length of (Prospective) initial Term:	Sixty-six (66) months

1.

GENERAL INFORMATION:

Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled, services and activities to be provided or otherwise conducted.  Existing Tenants should describe any proposed changes to ongoing operations.  (Attach additional sheets if necessary): Distribution and resale of video cameras

2.

USE, STORAGE AND DISPOSAL OF HAZARDOUS, OR TOXIC MATERIALS

2.1

Will any Hazardous or Toxic Materials be used ☐, generated ☐, stored ☐ or disposed of ☐ in, on or about the Premises?  (Note; Generally all storage will be required totally contained).  Existing Tenants should describe any Hazardous or Toxic Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

Wastes  Yes ☐  No ☒

Chemical Products  Yes ☐  No ☒

Other  Yes ☐  No ☒

If yes is marked attach all MSDS’s and please explain:  (MSDS’s Attached ☐)

2.2

If yes is marked in Section 2.1, attach a list of any Hazardous or Toxic Materials to, be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of each such Hazardous or Toxic Materials at any given time; estimated annual throughout; the proposed location(s) and method of storage, including container sizes and types (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed locations) and method of disposal for each Hazardous or Toxic Material, including, the estimated frequency, and, the proposed contractors or subcontractors.  Existing Tenants should attach a list setting forth the information requested above such list should include actual data from ongoing operations and the identification of any variations in such information from the prior year’s certificate.  Attach a Site Plan indicating all storage areas - (Attached ☐).

3.

STORAGE TANKS AND SUMPS

3.1

Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous or Toxic Material in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities, including any required SPCC Plan.

Yes ☐  No ☒

If Yes, please explain:

4.

WASTE MANAGEMENT

4.1

(i)

Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

Yes ☐  No ☒

Describe RCRA status:

(b)

Has your company been issued a solid waste registration number?

Yes ☐  No ☒

Describe status:

4.2

Has your company filed a biannual or quarterly report as a hazardous waste generator?

Yes ☐  No ☒

If yes, attach a copy of the most recent report fried.  (Attached ~).

5.

WASTEWATER TREATMENT AND DISCHARGE

5.1

Will your company discharge wastewater or other wastes to:

storm drain?	sewer?
surface water?	facility treatment plant?
grounds	no wastewater or other
(i.e., compressor blow-down)	wastes discharge ([Existing Tenants should

indicate any actual discharges.  If so, describe the nature of any proposed or actual discharges).  (Note:  Generally, discharges to storm drains will be prohibited without prior review and approval from Landlord).

6.

AIR DISCHARGES

6.1

Do you plan for any air filtration systems or stacks to be used in your company’s operations in, on or about the Premises that will discharge into the air, and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

Yes ☐  No ☒

If Yes, please explain:

6.2

Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit?  Existing Tenants should specify any such equipment being operated in, on or about the Premises.

	Spray booth(s)	Incinerator(s)
	Dip tank(s)	Drycleaning
	Drying oven(s)	Other (please describe)
X	No Equipment Requiring Air Permits

If Yes, please explain:

6.3

Do any of your operations generate an obvious odor.

Yes ☐  No ☒

7.

HAZARDOUS OR TOXIC MATERIALS DISCLOSURES

7.1

Has your company prepared or will it be required to prepare a Hazardous or Toxic Materials management plan (“Management Plan”) pursuant to Fire Department or other governmental or regulatory agencies’ requirements.  Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

Yes ☐  No ☒

If yes, attach a copy of the Management Plan.  Existing Tenants should attach a copy of any required updates to the Management Plan.

8.

ENFORCEMENT ACTIONS AND COMPLAINTS

8.1

With respect to Hazardous or Toxic Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees designated as a PRP or has your company received requests for information, notice or demand letters (cited in violation of any environmental regulation), or any other inquiries regarding its operations?  Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

Yes ☐  No ☒

If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents.  Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 26 of the signed Lease Agreement.

8.2

Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

Yes ☐  No ☒

If yes, describe any such lawsuit and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord.  Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 26 of the signed Lease Agreement.

8.3

Have there been any problems or complaints from past or current landlords, adjacent tenants, owners or other neighbors at your company’s curtest facility with regard to environmental or health and safety or odor concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owner, or other neighbors at, about or near the Premises.

Yes ☐  No ☒

If yes, please describe.  Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed lease.

9.

PERMITS AND LICENSES

9.1

Attach copies of all Hazardous or Toxic Materials permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals.  Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a

Lease Agreement and will be attached thereto as an exhibit.  The undersigned further acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 26 of the Lease Agreement.  The undersigned further acknowledges and, agrees, that the Landlord and its partners, lender; and representatives may, and will, rely upon the statements, representations, warranties, and certification is made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.  I, Arthur W. Thompson, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(PROSPECTIVE) Tenant:

Southern Imaging, Inc.,

By:	/s/ Arthur W. Thompson
Name:	CEO
Title:	6/30/05

FIRST AMENDMENT TO LEASE

(Southern Imaging, Inc. – Frankford Trade Center 9)

THIS FIRST AMENDMENT TO LEASE (“Amendment”) is dated for identification purposes as of February 1, 2006, and is made by and between CSHV TEXAS INDUSTRIAL, L.P., a Delaware limited partnership (“Landlord”), and SOUTHERN IMAGING, INC., (“Tenant”).

RECITALS:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated July 1, 2005 (“Lease”), pertaining to the premises currently comprised of a total of approximately 13,915 rentable square feet of space, commonly referred to as Suite 150 (“Premises”), of 2720 Commodore Drive, Carrollton, Texas 75007 (“Building”); and

WHEREAS, Landlord and Tenant desire to enter into this Amendment to increase the base rental amount as provided in Exhibit B of the original lease agreement and provide for certain other matters as more fully set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree that the Lease shall be amended in accordance with the terms and conditions set forth below.

1.

Definitions.  The capitalized terms used herein shall have the same definition as set forth in the Lease, unless otherwise defined herein.

2.

Base Rent.  Per Exhibit B of the original lease agreement Landlord provided Tenant with additional Tenant Improvement Dollars that were amortized at an interest rate of ten percent (10%) over the term of the lease.  Therefore, the base rent will be increased as follows:

Dates	Approx. Rate/RSF/yr.	Monthly Installment
02/01/06 to 09/30/06	$4.77	$5,532.92
10/01/06 to 09/30/07	$5.04	$5,846.01
10/01/07 to 09/30/08	$5.59	$6,483.78
10/01/08 to 09/30/09	$5.84	$6,773.67
10/01/09 to 03/31/11	$6.09	$7,063.57

3.

Miscellaneous.  With the exception of those matters set forth in this Amendment, Tenant’s leasing of the Premises shall be subject to all terms, covenants and conditions of the Lease.  In the event of any express conflict or inconsistency between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control and govern.  Except as expressly modified by this Amendment, all other terms and conditions of the Lease are hereby ratified and affirmed.  The parties acknowledge that the Lease is a valid and enforceable agreement and that Tenant holds no claims against Landlord or its agents which might serve as the basis of any other set-off against accruing rent and other charges or any other remedy at law or in equity.

IN WITNESS WHEREOF, the foregoing First Amendment to Lease is dated effective as of the date and year first written above.

1

LANDLORD:

CSHV TEXAS INDUSTRIAL, L.P.,

a Delaware limited partnership

By:

CSHV, LLC, a Delaware limited liability company,
its general partner

By:

CALIFORNIA STATE TEACHERS’ RETIREMENT
SYSTEM, its sole member

By:

PRINCIPAL REAL ESTATE INVESTORS, LLC,
a Delaware limited liability company,
its investment advisor

By:
Name:
Title:

By:	/s/ Arthur W. Thompson
Name:	Art Thompson
Title:	CEO

TENANT:

______________________________

Southern Imaging, Inc.

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